                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                            7TH LEVEL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
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     (4) Date Filed:
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
                                7TH LEVEL, INC.
                             925 WESTCHESTER AVENUE
                          WHITE PLAINS, NEW YORK 10604
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 JUNE   , 1999
                            ------------------------

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of 7th Level, Inc. (the "Corporation") will be held at 11:00 o'clock a.m., local time, on June
  , 1999, at the offices of the Corporation, 925 Westchester Avenue, White Plains, New York, for the following purposes:

    1. To elect six (6) directors of the Corporation to hold office until the next Annual Meeting of Stockholders and until the election and qualification of their respective successors;

    2. To consider and vote upon a proposal to approve an amendment to the Restated Certificate of Incorporation of the Corporation to change the name of the Corporation from "7th Level, Inc." to "7th Street.com, Inc.";

    3. To consider and vote upon a proposal to approve the issuance of (i) 7,220,323 shares of the Corporation's common stock, par value $.01 per share (the "Common Stock"), upon the conversion of the Corporation's currently outstanding shares of Series D Preferred Stock, par value $.01 per share (the "Series D Stock"), and (ii) 1,635,355 shares of Common Stock upon the exercise of stock options and warrants which are currently exercisable for shares of Series D Stock;

    4. To consider and vote upon a proposal to approve the Corporation's 1999 Stock Option Plan;

    5. To consider and vote upon a proposal to amend the Corporation's Amended and Restated Incentive Stock Option Plan to conform with the terms and conditions of the Corporation's 1999 Stock Option Plan; and

    6. To transact such other business as may properly come before the meeting.

    Only holders of record of the Common Stock and Series D Stock at the close
of business on May   , 1999 are entitled to notice of, and to vote at, the
meeting and any adjournment thereof. Such stockholders may vote in person or by proxy.

    STOCKHOLDERS WHO FIND IT CONVENIENT ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. IF YOU ARE NOT ABLE TO DO SO AND WISH THAT YOUR STOCK BE VOTED, YOU ARE REQUESTED TO FILL IN, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          By Order of the Board of Directors,

                                          DONALD SCHUPAK
                                          CHAIRMAN OF THE BOARD

Dated: June  , 1999

                                7TH LEVEL, INC.
                             925 WESTCHESTER AVENUE
                          WHITE PLAINS, NEW YORK 10604
                            ------------------------

                                PROXY STATEMENT

THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE BOARD OF DIRECTORS OF 7TH LEVEL, INC. (THE "CORPORATION") OF PROXIES TO BE USED AT THE ANNUAL MEETING OF STOCKHOLDERS OF THE CORPORATION TO BE HELD AT 11:00
O'CLOCK A.M., LOCAL TIME, ON JUNE   , 1999, AT THE OFFICES OF THE CORPORATION,
925 WESTCHESTER AVENUE, WHITE PLAINS, NEW YORK, AND AT ANY ADJOURNMENTS THEREOF. THE PURPOSES OF THE MEETING ARE:

    1. To elect six (6) directors of the Corporation to hold office until the next Annual Meeting of Stockholders and until the election and qualification of their respective successors;

    2. To consider and vote upon a proposal (the "Name Change Proposal") to approve an amendment to the Restated Certificate of Incorporation of the Corporation (the "Certification of Incorporation") to change the name of the Corporation from "7th Level, Inc." to "7th Street.com, Inc.";

    3. To consider and vote upon a proposal (the "Series D Stock Proposal") to approve the issuance of (i) 7,220,323 shares of the Corporation's common stock, par value $.01 per share (the "Common Stock"), upon the conversion of the Corporation's currently outstanding shares of Series D Preferred Stock, par value $.01 par share (the "Series D Stock"), and (ii) 1,635,355 shares of Common Stock upon the exercise of stock options and warrants which are currently exercisable for shares of Series D Stock;

    4. To consider and vote upon a proposal (the "1999 Stock Option Plan Proposal") to approve the Corporation's 1999 Stock Option Plan (the "1999 Stock Option Plan");

    5. To consider and vote upon a proposal (the "Second Amended and Restated Incentive Stock Option Plan Proposal") to amend the Corporation's Amended and Restated Incentive Stock Option Plan (the "Incentive Stock Option Plan") to conform with the terms and conditions of the 1999 Stock Option Plan; and

    6. To transact such other business as may properly come before the meeting.

    If proxy cards in the accompanying form are properly executed and returned, the shares of Common Stock or Series D Stock (together, the "Voting Stock") represented thereby will be voted as instructed on the proxy. If no instructions are given, such shares will be voted (i) for the election as directors of the nominees of the Board of Directors named below, (ii) for the Name Change Proposal, (iii) for the Series D Stock Proposal, (iv) for the 1999 Stock Option Plan Proposal, (v) for the Second Amended and Restated Incentive Stock Option Plan Proposal, and (vi) in the discretion of the Proxies named in the proxy card on any other proposals to properly come before the meeting or any adjournment thereof. Any proxy may be revoked by a stockholder prior to its exercise upon written notice to the Chief Executive Officer of the Corporation, or by the vote of a stockholder cast in person at the meeting. The approximate date of mailing of this Proxy Statement is June , 1999.

                                     VOTING

    Holders of record of the Voting Stock on May   , 1999, will be entitled to
vote at the Annual Meeting or any adjournment thereof. As of that date, the Corporation had outstanding 32,642,902 shares of Common Stock and 21,661 shares of Series D Stock, which are its only outstanding classes of voting stock. Each holder of record of Common Stock on such date will be entitled to one vote for each share held, and each holder of record of Series D Stock on such date will be entitled to 333.33 votes for each share of Series D Stock held on all matters to be voted upon at the meeting, except that the Series D Stock is not entitled to vote on the Series D Stock Proposal. The holders of Series D Stock and Common Stock will vote together as a single class on all matters that will be presented for consideration at the meeting, except for the Series D Stock Proposal. In addition, the holders of Series D Stock will vote as a separate class on all matters to be voted upon at the meeting, except for the Series D Stock Proposal. A majority of the outstanding Voting Stock considered together as a single class, and the Series D Stock voting as a separate class, represented at the meeting in person or by proxy, constitute a quorum for the transaction of business. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business.

    The favorable vote of a plurality of the Voting Stock voting together as a single class and the Series D Stock voting separately as a class cast at the meeting is necessary to elect each director of the Corporation. The favorable vote of a majority of the outstanding Common Stock represented at the meeting in person or by proxy is necessary to approve the Series D Stock Proposal. The favorable vote of a majority of the outstanding Voting Stock voting together as a single class, and the Series D Stock voting separately as a class, is necessary to approve (i) the Name Change Proposal, (ii) the 1999 Stock Option Plan Proposal and (iii) the Second Amended and Restated Incentive Stock Option Plan Proposal. Abstentions and broker non-votes will have the same legal effect as a vote against (i) the Name Change Proposal, (ii) the 1999 Stock Option Plan Proposal and (iii) the Second Amended and Restated Incentive Stock Option Plan Proposal. However, abstentions and broker non-votes will have no effect on the outcome of (i) the election of directors and (ii) the Series D Stock Proposal.

    The Board of Directors recommends a vote FOR each of the nominees named below and FOR (i) the Name Change Proposal, (ii) the Series D Stock Proposal,
(iii) the 1999 Stock Option Plan Proposal and (iv) the Second Amended and Restated Stock Option Plan Proposal.

                       ITEM 1. ELECTION OF THE DIRECTORS

    Six (6) directors are to be elected at the Annual Meeting. The Board of Directors has recommended the persons named in the table below as nominees for election as directors. All such persons are presently directors of the Corporation. Unless otherwise specified in the accompanying proxy, the shares voted pursuant to it will be voted for the persons named below as nominees for election as directors. If, for any reason, at the time of the election any of the nominees should be unable or unwilling to accept election, it is intended that such proxy will be voted for the election, in such nominee's place, of a substitute nominee recommended by the Board of Directors. However, the Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve as a director.

    The following information is supplied with respect to the nominees for election as directors of the Corporation:

                             NOMINEES FOR DIRECTOR

                                                         DIRECTOR OF THE
NAME OF DIRECTOR                                AGE      CORPORATION SINCE
------------------------------------------      ---      -----------------
Donald Schupak............................          56   1997 to present
Stephen P. Gott...........................          50   1999 to present
Merv Adelson..............................          69   1994 to present
James A. Cannavino........................          55   1997 to present
Robert Alan Ezrin.........................          50   1993 to present
Jason R. Roberts..........................          36   1999 to present

    DONALD SCHUPAK currently serves as Chairman of the Board and Director. He has been a member of the Board of Directors since January 1997 and has been Chairman since March 1997. Mr. Schupak is the President and Chief Executive Officer of the Schupak Group, Inc., an organization that provides strategic planning, management consulting and corporate services to corporations worldwide. Mr. Schupak has been with the Schupak Group, Inc. since 1990. Mr. Schupak is also Chairman of the Board for Danskin, Inc. He previously served as Chairman and Chief Executive Officer at Horn & Hardart Company from 1988 to 1990. Mr. Schupak is also a member of the Advisory Board of the Maxwell School of Citizenship and Public Affairs at Syracuse University.

    STEPHEN P. GOTT has served as President, Chief Executive Officer and Director of the Corporation since February 1999. From November 1994 to February 1999, Mr. Gott served as the President, Chief Executive Officer and Chairman of the Board of Street Technologies, Inc. ("Street") which the Corporation acquired in February 1999. From June 1986 to November 1994, Mr. Gott served as the Chief Technology and Operations Officer at Lehman Brothers. Mr. Gott is a Director of ViaGrafix Corporation.

    MERV ADELSON has served as a Director of the Corporation since February 1994. Since 1989, Mr. Adelson has been the trustee of the sole shareholder of East-West Capital Associates, Inc. ("Capital"), a merchant banking and venture capital company, and currently serves as its Chairman of the Board and Chief Executive Officer. Mr. Adelson co-founded the predecessor of Lorimar Telepictures in 1969, which was sold to Warner Bros. in 1989. Mr. Adelson is also a director of Time Warner, Inc. and Faroudja, Inc.

    JAMES A. CANNAVINO has served as a Director of the Corporation since January 1997. Since April 1, 1998, Mr. Cannavino is Chairman and Chief Executive Officer of CyberSafe Corporation, a company that makes corporate network security products, and Chairman of Softworks, a systems software tools company. Mr. Cannavino was a private investor from July 1997 to March 1998. Mr. Cannavino served as President, Chief Executive Officer and Director of Perot Systems Corporation ("Perot Systems") from September 1996 to July 1997 and he served as President, Chief Operating Officer and Director of Perot Systems from September 1995 to September 1996. Mr. Cannavino has more than 30 years of experience in the computer and information technology industries. Prior to joining Perot Systems in September 1995, he was a private investor from April 1995 to September 1995. Previously, Mr. Cannavino was at IBM Corporation, where he was Senior Vice President of Strategy and Development from 1993 to April 1995, and prior to that, he served as Senior Vice President and General Manager of the Personal Systems Group at IBM Corporation from 1991 to 1993.

    ROBERT ALAN EZRIN currently serves as Vice Chairman of the Board and Director. Mr. Ezrin is a founder of the Corporation and has served as a Director since its inception in April 1993 and has served as Vice Chairman of the Board since April 1998. Mr. Ezrin served as President from November 1995 until April 1998 and Chief Executive Officer from March 1997 until April 1998. Mr. Ezrin served as Co-Chairman of the Board of the Corporation from its inception in April 1993 until November 1995. Mr. Ezrin served as Executive Vice President of Production from April 1994 to November 1995 and served as Vice President from April 1993 to April 1994. From 1984 through 1994, Mr. Ezrin was a Producer with Lozem Productions, Inc. Mr. Ezrin has more than 25 years of experience in the international entertainment business, producing music, video and television projects for numerous internationally known stars such as Pink Floyd, Rod Stewart, KISS, Peter Gabriel and Roger Daltry. Mr. Ezrin is Chairman of the Board of Directors of Metropolitan Los Angeles Communities in Schools.

    JASON R. ROBERTS has served as an Executive Vice President and Director of the Corporation since May 1999. From January 1998 to May 1999, Mr. Roberts served as the President and Chief Executive Officer of Panmedia Corporation ("Panmedia") which the Corporation acquired in May 1999. From 1994 to January 1998, Mr. Roberts was the sole proprietor of Panmedia.

                       MEETINGS OF THE BOARD OF DIRECTORS

    During the fiscal year ended December 31, 1998, the Board of Directors met, or acted by unanimous written consent, on fifteen (15) occasions. Each of the directors attended 80% or more of the aggregate number of meetings of the Board of Directors and committees on which he served during the 1998 fiscal year.

    The Board of Directors has an audit committee ("Audit Committee") consisting of Merv Adelson (Chairman) and James A. Cannavino. The Audit Committee is responsible for approving the scope of the annual audit and for making recommendations to the Board of Directors concerning the selection of the Corporation's independent public accountants. The Audit Committee also reports to the Board of Directors concerning the Corporation's internal accounting controls, factors that may affect the integrity of the Corporation's financial reports, compliance by the Corporation's management and employees with the Corporation's policies, and other matters. The Audit Committee held one meeting during the Corporation's last fiscal year.

    The Board of Directors also has a compensation committee ("Compensation Committee") consisting of James A. Cannavino (Chairman) and Merv Adelson. The Compensation Committee is responsible for determining the compensation for the Corporation's senior management and establishing compensation policies for the Corporation's employees generally. The Compensation Committee also administers the Incentive Stock Option Plan and the Corporation's Employee Stock Purchase Plan. The Compensation Committee held no meetings during the Corporation's last fiscal year.

    The Board of Directors also has an executive committee ("Executive Committee") consisting of Donald Schupak (Chairman), Merv Adelson and James A. Cannavino. The Executive Committee has all the authority of the Board of Directors in the management of the business and affairs of the Corporation, except those powers that by law or by the Certificate of Incorporation or by-laws cannot be delegated by the Board of Directors. The Executive Committee held three (3) meetings during the Corporation's last fiscal year.

    The Board of Directors has no standing nominating committee.

                             PRINCIPAL STOCKHOLDERS

    The following table sets forth certain information as of May 14, 1999 (except as otherwise noted) with respect to the beneficial ownership of the Voting Stock by (i) each person known by the Corporation to be the beneficial owner of more than 5% of the outstanding shares of Common Stock or Series D Stock, (ii) each director of the Corporation, (iii) each named officer of the Corporation listed in the Summary Compensation Table and (iv) all officers and directors of the Corporation as a group. Unless otherwise noted, the Corporation believes that all persons named in the table have sole voting and investment power with respect to all shares of Voting Stock beneficially owned by them. As of May 14, 1999, there were 32,642,902 shares of Common Stock and 21,661 shares of Series D Stock outstanding. For purposes of this table, we have assumed that the shares of Series D Stock have already been converted into 7,220,323 shares of Common Stock.

                                                         NUMBER OF                        NUMBER OF
NAME OF PERSON                                             SHARES       APPROXIMATE        SHARES         APPROXIMATE
  OR IDENTITY OF                                         OF COMMON     PERCENTAGE OF     OF SERIES D     PERCENTAGE OF
  GROUP                                                    STOCK           CLASS       PREFERRED STOCK       CLASS
------------------------------------------------------  ------------  ---------------  ---------------  ---------------

Charterhouse Equity Partners II, LP...................     4,267,965         10.71%              --               --
535 Madison Avenue
New York, New York 10022

Fletcher International Limited (1)....................     2,550,585          6.26%              --               --
c/o Fletcher Asset Management
22 E. 67th Street
New York, New York 10021

Stephen P. Gott (2)...................................     6,547,632         16.43%          17,969             83.0%

Safa Alai (3).........................................       563,331          1.41%           1,546              7.1%

Scott Near (4)........................................       563,331          1.41%           1,546              7.1%

Merv Adelson (5)......................................     1,571,861          3.92%              --               --

Donald Schupak........................................     1,315,092          3.30%              --               --

Jason R. Roberts......................................     1,543,860          3.87%              --               --

James A. Cannavino....................................       215,000             *               --               --

Robert Alan Ezrin (6).................................       777,391          1.95%              --               --

Curt W. Marvis (7)....................................       260,000             *               --               --

Richard S. Merrick (8)................................       423,630          1.05%              --               --

All current directors and executive officers as a         12,336,942         30.53%          17,969             83.0%
  group (7 persons) (9) (10)..........................

------------------------

(1) Shares shown as beneficially owned include (i) 33,918 shares of Common Stock issuable at the option of Fletcher International Limited ("Fletcher"), in either $205,000 cash, 33,918 shares of Common Stock or a combination thereof beginning on March 16, 1999, (ii) 650,000 shares of Common Stock issuable on the exercise of warrants at an exercise price of $4.50 per share and (iii) 200,000 shares of Common Stock issuable on the exercise of warrants at an exercise price of $0.01 per share. The Corporation has been informed by Fletcher that Alphonse Fletcher, Jr. will exercise the voting and investment authority over the Voting Stock owned by Fletcher.

(2) Shares shown as beneficially owned include 5,989,786 shares of Common Stock issuable on the conversion of Series D Stock.

(3) Shares shown as beneficially owned include 515,344 shares of Common Stock issuable on the conversion of Series D Stock.

(4) Shares shown as beneficially owned include 515,344 shares of Common Stock issuable on the conversion of Series D Stock.

(5) Includes all shares beneficially owned by Capital which is owned by The Mervyn Adelson Trust U/T/A dated September 29, 1992, of which Mr. Adelson is the trustee. Shares shown as beneficially owned by Mr. Adelson also include 53,241 shares issuable upon the exercise of vested warrants, which are exercisable at $7.50 per share. Shares shown as beneficially owned include
    (i) 55,000 shares of Common Stock issuable upon the exercise of vested stock options with an exercise price of $2.00 per share for Common Stock and (ii) 77,777 vested shares of a warrant for 200,000 shares of Common Stock issuable upon exercise, which vests ratably each month over a 36-month period commencing May 6, 1998. Of the 200,000 shares of Common Stock 50,000 shares are issuable at an exercise price of $2.00 per share, 50,000 shares are issuable at an exercise price of $3.00 per share, 50,000 shares are issuable at an exercise price of $4.00 per share and 50,000 shares are issuable at an exercise price of $5.00 per share.

(6) Shares shown as beneficially owned include 8,915 shares which may be purchased by the Corporation pursuant to the Option Share Repurchase Agreement at $0.003 per share upon the exercise of certain options granted or to be granted under the Incentive Stock Option Plan.

(7) Shares shown as beneficially owned include 246,500 shares of Common Stock issuable on the exercise of options at an exercise price of $2.00 per share.

(8) Shares shown as beneficially owned include 318,630 shares of Common Stock issuable on the exercise of options at an exercise price of $2.00 per share.

(9) Shares shown as beneficially owned include (i) 55,000 shares issuable upon exercise of vested stock options with an exercise price of $2.00 per share,
    (ii) 131,018 shares issuable upon exercise of vested warrants at exercise prices from $2.00 to $7.50 per share, (iii) 5,989,786 shares of common stock issuable on conversion of Series D Preferred Stock.

(10) Includes Marc E. Landy, the current Vice President, Chief Financial Officer and Secretary, who beneficially owns vested options exercisable for 366,106 shares of Common Stock issuable upon conversion of the Series D Preferred Stock.

*   Represents beneficial ownership of less than 1% of the Common Stock.

                     EXECUTIVE OFFICERS OF THE CORPORATION

    The following table sets forth the names, ages and all positions and offices with the Corporation held by the Corporation's present executive officers.

NAME                                                      AGE                            POSITION
----------------------------------------------------  -----------  ----------------------------------------------------
Donald Schupak......................................          56   Chairman of the Board of Directors
Robert Alan Ezrin...................................          50   Vice Chairman of the Board of Directors
Stephen P. Gott.....................................          50   President, Chief Executive Officer and Director
Marc E. Landy.......................................          38   Vice President, Chief Financial Officer and
                                                                   Secretary

    MARC E. LANDY currently serves as Vice President, Chief Financial Officer and Secretary of the Corporation. From November 1996 to February 1999, Mr. Landy served as the Vice President and Chief Financial Officer of Street which the Corporation acquired in February 1999. From April 1993 to November 1996, Mr. Landy served in several management capacities including Controller and Director of Consulting for Flexi International. Mr. Landy is a CPA and from 1990 to 1992 he was a Senior Audit Manager at Ernst & Young LLP.

                             EXECUTIVE COMPENSATION

    The following table summarizes the compensation paid during 1998, 1997 and 1996 to the two individuals who served as the Corporation's Chief Executive Officer during 1998 and the individual who served as an executive officer on December 31, 1998 and who earned more than $100,000 in salary and bonus in fiscal 1998 (collectively, the "Named Executives").

                           SUMMARY COMPENSATION TABLE

                                                                                               LONG-TERM
                                                                                             COMPENSATION
                                                                             ANNUAL          -------------
                                                                          COMPENSATION        SECURITIES
NAME AND PRINCIPAL                                         FISCAL     ---------------------   UNDERLYING
  POSITION                                                  YEAR        SALARY      BONUS     OPTIONS (1)   OTHER (2)
-------------------------------------------------------  -----------  ----------  ---------  -------------  ----------

Robert Alan Ezrin(3)...................................        1998   $  192,840  $      --      125,000    $  206,963
Former President and Chief Executive Officer and               1997      275,000         --           --        17,331
  current Vice Chairman and Director                           1996      263,083         --       60,000(4)     17,378

Richard S. Merrick(5)..................................        1998      145,167     20,000      700,000(6)      3,004
Former Chief Executive Officer and Director                    1997      115,500         --       42,500(7)      2,230
                                                               1996      110,458         --           --         2,322

Curt W. Marvis (8).....................................        1998      151,667         --      345,000(9)      3,327
Former President                                               1997       30,833         --           --            --
                                                               1996           --         --           --            --

------------------------

(1) Represents the number of options (each to acquire one share of Common Stock) granted pursuant to the Incentive Stock Option Plan or the Corporation's broad based plan.

(2) Includes auto allowance, Corporation match contributions to the Corporation's 401(k) Plan and dollar value of life insurance premiums paid by the Corporation.

(3) Mr. Ezrin resigned as President and Chief Executive Officer on April 20,
    1998.

(4) Stock Options exchanged with the Corporation for shares of Common Stock issued in 1998.

(5) Mr. Merrick was succeeded as Chief Executive Officer on February 16, 1999 and resigned from the Board of Directors and all other offices of the Corporation on May 24, 1999.

(6) Stock Options to purchase 381,370 shares of Common Stock were canceled on May 24, 1999.

(7) Stock Options canceled in 1998.

(8) Mr. Marvis was succeeded as President on February 16, 1999 and resigned on April 30, 1999.

(9) Stock Options to purchase 98,500 shares of Common Stock were canceled on April 30, 1999.

OPTION GRANTS AND EXERCISES

    The following stock options were granted to Named Executives during 1998:

                                                                                                          POTENTIAL REALIZED VALUE
                                                                                                             AT ASSUMED ANNUAL
                                                                                                            RATES OF STOCK PRICE
                                             NUMBER OF    % OF TOTAL OPTIONS                                    APPRECIATION
                                            SECURITIES        GRANTED TO                                    FOR OPTION TERM (1)
                                            UNDERLYING         EMPLOYEES         EXERCISE    EXPIRATION   ------------------------
NAME                                          OPTIONS           IN 1998            PRICE        DATE          5%          10%
------------------------------------------  -----------  ---------------------  -----------  -----------  ----------  ------------
Robert Alan Ezrin.........................     125,000               5.6%        $    2.00     4/20/2008  $  157,224  $    398,436
Richard S. Merrick........................     700,000(2)            31.4%            2.00     4/20/2008     880,452     2,231,239
Curt W. Marvis............................     345,000(3)            15.5%            2.00     4/20/2008     433,937     1,099,682

------------------------

(1) Calculated on the assumption that the market value of the underlying stock increases at the stated values compounded annually for the ten-year term of the option.

(2) Stock Options to purchase 381,370 shares of Common Stock were canceled on May 24, 1999.

(3) Stock Options to purchase 98,500 shares of Common Stock were canceled on April 30, 1999.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

    The following table provides information about exercised stock options held by the Named Executives. During 1998, only one of the Named Executives exercised stock options granted by the Corporation.

                                                                               NUMBER OF
                                                                               SECURITIES
                                                                               UNDERLYING
                                                                              UNEXERCISED
                                                                                OPTIONS               VALUE OF UNEXERCISED
                                                                              AT DECEMBER             IN-THE-MONEY OPTIONS
                                                                                31, 1998            AT DECEMBER 31, 1998(1)
                                               SHARES        VALUE     --------------------------  --------------------------
NAME                                          EXERCISED    REALIZED    EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
-------------------------------------------  -----------  -----------  -----------  -------------  -----------  -------------
Robert Alan Ezrin..........................          --    $      --       30,000         95,000    $  19,680    $    62,320
Richard S. Merrick(2)......................      17,500       26,198(3)    100,000       600,000       65,600        393,600
Curt W. Marvis(4)..........................          --           --       45,000        300,000       29,520        196,800

------------------------

(1) Value based on the December 31, 1998 closing price of the Common Stock on the Nasdaq National Market of $2.66 per share.

(2) Stock Options to purchase 381,370 shares of Common Stock were canceled on May 24, 1999.

(3) Value based on the March 9, 1998 (date of exercise) closing price of the Common Stock on the Nasdaq National Market of $1.50 per share.

(4) Stock Options to purchase 98,500 shares of Common Stock were canceled on April 30, 1999.

    Mr. Ezrin, Vice Chairman of the Board, resigned as President and Interim Chief Executive Officer on April 20, 1998. Mr. Merrick was succeeded as Chief Executive Officer on February 16, 1999 and resigned from the Board of Directors and all other offices of the Corporation on May 24, 1999. Mr. Marvis was succeeded as President on February 16, 1999 and resigned from all offices of the Corporation on April 30, 1999.

    Underlying options that are not in-the-money are not valued in this table.

TEN-YEAR OPTION REPRICINGS

    In the second quarter of 1998, following a restructuring plan that reduced the number of employees, the Corporation repriced stock options of all remaining employees, including the Named Executive Officers, to an amount which exceeded slightly the then current market price. The Board of Directors and the Compensation Committee took this action to maintain morale across the Corporation, to help maintain momentum in the projects under development and to retain key contributors in all areas of the Corporation including the Named Executive Officers. There was no separate analysis of the impact of the repricing on the overall compensation of the executive officers or any other employee.

    The following stock options granted to Named Executives were repriced during 1998:

                                                                             EXERCISE                       LENGTH OF
                                            NUMBER OF      MARKET PRICE OF     PRICE                        ORIGINAL
                                            SECURITIES      STOCK AT TIME   AT THE TIME                    OPTION TERM
                               DATE OF      UNDERLYING           OF             OF       NEW EXERCISE   REMAINING AT DATE
NAME AND PRINCIPAL POSITION   REPRICING  OPTIONS REPRICED     REPRICING      REPRICING       PRICE        OF REPRICING
----------------------------  ---------  ----------------  ---------------  -----------  -------------  -----------------
Robert Alan Ezrin...........   10/22/96        10,000(1)      $   5.375      $   8.250     $   6.050         8.49 years
Former President and           10/22/96        19,696(1)          5.375         18.150         6.050         9.08 years
Chief Executive Officer        10/22/96        30,304(1)          5.375         16.000         6.050         9.08 years
and current Vice Chairman
and Director

------------------------

(1) Options exchanged for grant of shares of Common Stock in 1998.

COMPENSATION OF DIRECTORS

    None of Messrs. Gott, Roberts or Schupak receives any compensation for his services as director. The Corporation's outside directors earn $10,000 per annum, plus $2,000 per annum for each committee membership, and they are reimbursed for their out-of-pocket expenses incurred in attending Board of Directors meetings.

    As discussed in the "Compensation Committee Report on Executive Compensation," on April 20, 1998, due to employee turnover, employee morale and the challenges and opportunities facing the Corporation, the Board of Directors determined to reprice options of a significant number of its employees, consultants and directors as well as grant additional options. As part of such repricing, options for 75,000 shares of Common Stock held by James A. Cannavino were repriced to an exercise price equal to $2.00 per share. On the date of the repricing of such options, the closing price of the Common Stock on the Nasdaq National Market was $1.8125.

    In April 1998, the Board of Directors adopted a broad based plan that, due to the limited number of authorized shares of Common Stock available, granted options exercisable for approximately 2,967 shares of Series C Preferred Stock, par value $.01 per share ("Series C Preferred Stock"). On July 9, 1998, the stockholders of the Corporation approved an amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock from 20,000,000 to 100,000,000, and the options exercisable under such plan became exercisable for approximately 2,967,000 shares of Common Stock. All of the options granted on such date are exercisable at an exercise price equal to $2.00 per share. On the date of the grant of such options, the closing price of the Common Stock on the Nasdaq National Market was $1.8125. Messrs. Schupak and Ezrin received options exercisable for 600 and 125 shares of Series C Preferred Stock, respectively, or 600,000 and 125,000 shares of Common Stock, respectively. Mr. Adelson received options exercisable for 55 shares of Series C Preferred Stock (or 55,000 shares of Common Stock) in exchange for the surrender of options exercisable for 25,000 shares of Common Stock. Mr. Cannavino received options exercisable for 140 shares of Series C Preferred Stock (or 140,000 shares of Common Stock) in exchange for the surrender of options exercisable for 20,000 shares of Common Stock.

    As part of the broad based plan, each director of the Corporation (i.e., Messrs. Schupak, Ezrin, Adelson and Cannavino) received options exercisable for 30 shares of Series C Preferred Stock (or 30,000 shares of Common Stock) which are included in the option grants described above. In addition, Messrs. Schupak and Ezrin surrendered their options exercisable for 655,000 and 60,000 shares, respectively, in exchange for the issuance of 655,000 and 110,000 shares of Common Stock. Mr. Schupak also waived his right to be considered for a cash bonus for 1997 and 1998. In April 1998, the Corporation terminated the Non-Employee Directors' Stock Option Plan.

    In March 1997, the Corporation and the Schupak Group, Inc. entered into an agreement whereby the Corporation pays $12,000 per month to Schupak West, Inc., an affiliate of the Schupak Group, Inc. for the consulting services of Donald Schupak and other employees of the Schupak Group, Inc. Additionally, Mr. Schupak is entitled to the reimbursement of reasonable travel and other expenses incidental to the performance of his consulting duties. Mr. Schupak is entitled to have the Board of Directors consider a bonus at the end of each fiscal year.

    In February 1999, the Corporation paid to Mr. Ezrin $40,000 and issued to him an option to purchase 20,000 shares of Common Stock exercisable at a price equal to $3.00 per share as full payment for the Corporation's obligations regarding Mr. Ezrin's severance entitlement as the former President and Chief Executive Officer of the Corporation. Such options vested immediately.

    In February 1999, in connection with the acquisition of Street and as an inducement to Mr. Schupak to act as Chairman of the Board of the combined company, Mr. Schupak was granted options to purchase 500,000 shares of Common Stock exercisable at a price equal to $3.25 per share; of which an option to purchase 250,000 shares was granted subject to stockholder approval of an amendment to the Incentive Stock Option Plan.

EMPLOYMENT CONTRACTS AND TERMINATION AND CHANGE-IN-CONTROL ARRANGEMENTS

    The Corporation entered into an Employment Agreement, as of February 16, 1999, employing Stephen P. Gott as Chief Executive Officer of the Corporation for a two year term, subject to earlier termination for death, disability, resignation or removal. Mr. Gott's annual base salary is $200,000 and he is entitled to receive an annual performance bonus of not less than $50,000. Mr. Gott is eligible to participate in any Corporation-wide bonus plan that may be adopted by the Corporation. In addition, Mr. Gott was granted options to purchase 1,000,000 shares of Common Stock exercisable at a price equal to $3.25 per share. The options vest ratably over three years on the anniversaries of February 16, 1999. In the event of a "change of control" (as defined in the employment agreement), the stock options vest immediately. If Mr. Gott resigns his employment for "good reason" (as defined in the employment agreement), if the Corporation terminates his employment without "cause" (as defined in the employment agreement), or if the Corporation elects not to extend the term of Mr. Gott's employment, Mr. Gott will be entitled to (1) receive, in a lump sum, an amount equal to one year's base salary and performance bonus and (2) vesting of all stock options. Mr. Gott's employment agreement also contains confidentiality, non-competition and indemnification provisions.

    The Corporation entered into an Employment Agreement, as of May 13, 1999, employing Jason R. Roberts as an Executive Vice President of the Corporation for a two year term, subject to earlier termination for death, disability, resignation or removal. Mr. Roberts' annual base salary is $125,000 and he is entitled to receive an annual performance bonus which shall not be less than $15,000 in his first year of employment. Mr. Roberts will be eligible to participate in any Corporation-wide bonus plan that may be adopted by the Corporation. In addition, Mr. Roberts was granted options to purchase 300,000 shares of Common Stock exercisable at a price equal to $6.25 per share. The options vest as to 150,000 shares of Common Stock on each of the second and third anniversary of May 13, 1999. In the event of a "change of control" (as defined in the employment agreement), the stock options vest immediately. If Mr. Roberts resigns his employment for "good reason" (as defined in the employment agreement), if the Corporation terminates his employment without "cause" (as defined in the employment agreement), or if the Corporation elects not to extend the term of Mr. Roberts' employment, Mr. Roberts will be entitled to (1) receive, in a lump sum, an amount equal to nine month's base salary and (2) vesting of all stock options. Mr. Roberts' employment agreement also contains confidentiality, non-competition and indemnification provisions.

    The Corporation entered into a Separation Agreement and Release, as of February 16, 1999, terminating its employment relationship with Curt W. Marvis, the Corporation's former President. Mr. Marvis received six months and two weeks severance pay based on Mr. Marvis' base annual salary. In addition, the Corporation accelerated the vesting of a pro rata portion of Mr. Marvis' Unvested April 20, 1998 Options (as defined in the separation agreement and release) and further accelerated an additional fifty percent of the remaining Unvested April 20, 1998 Options. The options vested on Mr. Marvis' Termination Date (as defined in the separation agreement and release). The remaining Unvested April 20, 1998 Options are null and void. Mr. Marvis generally released the Corporation from liability and assigned all copyrights, inventions and improvements made during his employment to the Corporation. Mr. Marvis' separation agreement and release was conditioned upon the closing of the merger between the Corporation and Street and contained confidentiality, non-competition and lock-up provisions.

    The Corporation entered into a Separation Agreement and Release, as of May 24, 1999, terminating its employment relationship with Mr. Merrick and Mr. Merrick resigned from his position as a member of the Board of Directors and all other officers of the Corporation. Mr. Merrick will receive $250,637 severance pay and accrued vacation. In addition, the Corporation accelerated the vesting of 18,630 of Mr. Merrick's Partially Vested April 20, 1998 Options (as defined in the separation agreement and release). The options vested on Mr. Merrick's Termination Date (as defined in the separation agreement and release). The remaining Partially Vested April 20, 1998 Options are null and void. Mr. Merrick generally released the Corporation from liability and assigned all copyright, inventions and improvements made during his employment to the Corporation. Mr. Merrick's separation agreement contains confidentiality, non-competition and lock-up provisions.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The Corporation's approach to executive compensation is designed to attract, motivate and retain the executive resources that the Corporation needs in order to maximize its return to stockholders. The Corporation attempts to provide its executives with a total compensation package that, at expected levels of performance, is competitive with those provided to executives who hold comparable positions or having similar qualifications in other similar organizations.

    Fiscal 1998 represented a transition year for the Corporation. After terminating a potential merger with Pulse Entertainment, Inc. in November 1997, the Corporation hired a new management team in April 1998. In 1998, the Corporation's research and development activities were focused primarily on developing and enhancing Agent 7 technology which creates animated characters to deliver information and provide interactivity to instruct users of the Internet. The Corporation realized that the best way to market its technology would be to find a partner to develop and distribute products and services using the technology. This realization ultimately led to the Corporation's acquisition of Street. These events, as well as the Corporation's financial condition, were crucial factors for determining the Corporation's executive compensation.

    After careful consideration of market conditions, employee turnover, employee morale and the challenges and opportunities facing the Corporation, the Board of Directors determined that it was necessary to reprice existing options which were substantially out of the money and to adopt a broad based plan for the grant of new stock options. These stock options enable the Corporation to attract and retain highly qualified employees.

    Cash compensation for executive officers named in the Summary Compensation Table includes base salary, annual bonus and other compensation such as car allowance and employer contribution to the Corporation's 401(k) Plan.

    Base salaries are reviewed on an annual basis with a variety of factors considered including the individual's contribution to the success of the Corporation, and salary trends for individuals in similar positions. Annual bonuses are determined based on annual accomplishments including the individual's contribution to the development and success of the Corporation.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

    In 1998, the Corporation negotiated an arrangement to employ Richard S. Merrick as Chief Executive Officer. The Compensation Committee approved a base salary for Mr. Merrick of $160,000 for 1998, and granted options to purchase shares of the Corporation's capital stock. In determining the base salary and options, the Compensation Committee sought to provide Mr. Merrick a total compensation package that is competitive with individuals who hold comparable positions or have similar qualifications in other similar organizations and closely link such compensation to corporate performance and returns to stockholders. Mr. Merrick resigned from the position of Chief Executive Officer as of February 1999 and resigned from the Board of Directors and all other offices of the Corporation on May 24, 1999. See "Employment Contracts and Termination and Change-in-Control Arrangements."

    In 1999, the Corporation negotiated an arrangement to employ Stephen P. Gott as Chief Executive Officer. See "Employment Contracts and Termination and Change-in-Control Arrangements." The Compensation Committee approved a base salary for Mr. Gott of $200,000 and minimum performance bonus of $50,000 for 1999, and granted options to purchase shares of Common Stock. In determining the base salary, performance bonus and options, the Compensation Committee sought to induce Mr. Gott to become the President and Chief Executive Officer of the Corporation and provide Mr. Gott a total compensation package that is competitive with individuals who hold comparable positions or have similar qualifications in other similar organizations and closely link such compensation to corporate performance and returns to stockholders.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

    Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") generally disallows a tax deduction to public companies for annual compensation over $1 million paid to their chief executive officer and other highly compensated executive officers. The Code generally excludes from the calculation of the $1 million cap compensation that is based on the attainment of pre-established, objective performance goals. Where practicable, it is the policy of the Compensation Committee to establish compensation practices that are both cost-efficient from a tax standpoint and effective as a compensation program. The Compensation Committee also considers it important to be able to utilize the full range of incentive compensation, even though some compensation may not be fully deductible.

                             COMPENSATION COMMITTEE

                         James A. Cannavino (Chairman)
                                  Merv Adelson

    The foregoing report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference the Proxy Statement into any filing under the Act, or the Securities Exchange Act of 1934, as amended, except to the extent that the Corporation specifically incorporated this information by reference and shall not otherwise be deemed filed under such Acts.

PERFORMANCE GRAPH

    The Performance Graph shown below was prepared by the Corporation for use in this Proxy Statement. Note that historic stock price performance is not necessarily indicative of future stock performance. As required by applicable rules of the Securities and Exchange Commission, the graph was prepared based upon the following assumptions:

    1. $100 was invested in the Common Stock, the S&P High Technology Composite Index and the S&P 500 Composite Index on October 19, 1994 (the date of the Corporation's initial inclusion in the NASDAQ National Market System).

    2. Dividends are reinvested on the ex-dividend dates.

                                7TH LEVEL, INC.
                           COMPARATIVE TOTAL RETURNS
                   OCTOBER 19, 1994 THROUGH DECEMBER 31, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     7TH LEVEL       S&P HIGH TECHNOLOGY         S&P 500 COMPOSITE INDEX
October 19, 1994         $100.00                     $100.00                        $100.00
December 30, 1994         $52.50                     $103.46                        $100.42
December 29, 1995        $140.00                     $150.03                        $145.17
December 31, 1996         $37.50                     $207.33                        $172.33
December 31, 1997         $16.88                     $260.22                        $221.88
December 31, 1998         $26.56                     $455.69                        $261.38

                                       OCTOBER 19,   DECEMBER 30,  DECEMBER 29,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                          1994           1994          1995          1996          1997          1998
                                      -------------  ------------  ------------  ------------  ------------  ------------
7(th) Level, Inc....................    $     100     $    52.50    $   140.00    $    37.50    $    16.88    $    26.56
S&P High Technology Composite
  Index.............................    $     100     $   103.46    $   150.03    $   207.33    $   260.22    $   455.69
S&P 500 Composite Index.............    $     100     $   100.42    $   145.17    $   172.33    $   221.88    $   261.38

    As of May 13, 1999, the closing price of the Common Stock on The Nasdaq National Market System was $6.25 per share.

                              CERTAIN TRANSACTIONS

    On May 6, 1998, the Corporation completed a private placement of Senior Secured Promissory Notes (the "Senior Notes") in the aggregate principal amount of $4,500,000 and warrants exercisable for 675,000 shares of Common Stock, at an exercise price of $.01 per share. In connection with such private placement, Capital purchased the Senior Notes in the aggregate principal amount of $1,500,000 and warrants exercisable for 225,000 shares of Common Stock, at an exercise price of $.01 per share. Merv Adelson, a director of the Corporation, is the trustee of the sole shareholder of Capital and currently serves as its Chairman of the Board and Chief Executive Officer.

    In May 1998, the Board of Directors approved the grant of a warrant to purchase 200 shares of Series C Preferred Stock or, upon the filing of a Certificate of Amendment to the Certificate of Incorporation increasing the Corporation's authorized Common Stock, 200,000 shares of Common Stock, to Capital in connection with a consulting agreement. The exercise price of such warrant is as follows: 50 shares of Series C Preferred Stock at $2.00 per one one-thousandth of a share, 50 shares at $3.00 per one one-thousandth of a share, 50 shares at $4.00 per one one-thousandth of a share and 50 shares at $5.00 per one one-thousandth of a share, or 50,000 shares of Common Stock at $2.00 per share, 50,000 shares at $3.00 per share, 50,000 shares at $4.00 per share and 50,000 shares at $5.00 per share.

    In February 1999, Donald Schupak, the Chairman of the Board of the Corporation, exercised options to purchase an aggregate of 600,000 shares of Common Stock for an aggregate exercise price of $1,200,000. Mr. Schupak paid the Corporation $6,000 which represented the par value of the shares of Common Stock purchased. Mr. Schupak borrowed the remaining $1,194,000 which accrues interest at 6% payable quarterly or, at the option of Mr. Schupak, accrues at the rate of 7% payable upon maturity of the loan in February 2004. As collateral for the loan, Mr. Schupak pledged the 600,000 shares of Common Stock purchased plus an additional 213,000 shares of Common Stock. If the market value of the pledged shares of Common Stock is equal to more than 200% of the principal amount of the loan, then Mr. Schupak may request that the Corporation release a number of shares which have a market value in excess of such amount. If the market value of the pledged shares of Common Stock is equal to less than 125% of the principal amount of the loan, then Mr. Schupak must pledge additional shares of Common Stock to bring the market value of the pledged shares to such amount.

    In March 1999, Robert Alan Ezrin, the Vice Chairman of the Board of the Corporation, exercised options to purchase an aggregate of 145,000 shares of Common Stock for an aggregate exercise price of $310,000. Mr. Ezrin paid the Corporation $103,333 and borrowed the remaining $206,667. The loan accrues interest at 6% payable quarterly or, at the option of Mr. Ezrin, accrues at the rate of 7% payable upon maturity of the loan in March 2004. As collateral for the loan, Mr. Ezrin pledged the 145,000 shares of Common Stock purchased plus an additional 1,964 shares of Common Stock. If the market value of the pledged shares of Common Stock is equal to more than 200% of the principal amount of the loan, then Mr. Ezrin may request that the Corporation release a number of shares which have a market value in excess of such amount. If the market value of the pledged shares of Common Stock is equal to less than 125% of the principal amount of the loan, then Mr. Ezrin must pledge additional shares of Common Stock to bring the market value of the pledged shares to such amount.

    In March 1999, James A. Cannavino, a Director of the Corporation, exercised options to purchase an aggregate of 215,000 shares of Common Stock for an aggregate of $430,000. Mr. Cannavino paid the Corporation $143,333 and borrowed the remaining $286,667. The loan accrues at 6% payable quarterly or, at the option of Mr. Cannavino, accrues at the rate of 7% payable upon maturity of the loan in March 2004. As collateral for the loan, Mr. Cannavino pledged the 215,000 shares of Common Stock purchased. If the market value of the pledged shares of Common Stock is equal to more than 200% of the principal amount of the loan, then Mr. Cannavino may request that the Corporation release a number of shares which have a market value in excess of such amount. If the market value of the pledged shares of Common Stock is equal to less than 125% of the principal amount of the loan, then Mr. Cannavino must pledge additional shares of Common Stock to bring the market value of the pledged shares to such amount.

    On February 10, 1999, the Board of Directors approved, by unanimous written consent, the reduction of the conversion price of the 7% Convertible Subordinated (the "7% Convertible Notes") due February 11, 1999. The Board of Directors reduced the conversion price of the 7% Convertible Notes from $3.53 to $2.45 (80% of the closing market price of the Common Stock on February 10, 1999) to induce the holders of the 7% Convertible Notes to convert in lieu of receiving cash from the Corporation. Merv Adelson, a Director of the Corporation, owned an aggregate principal amount of $108,108 of the 7% Convertible Notes which he converted into 44,125 shares of Common Stock instead of 30,654 shares of Common Stock due to the reduction of the conversion price.

    On February 19, 1999, the Corporation acquired all of the outstanding common stock and preferred stock of Street. Pursuant to the Agreement and Plan of Merger, the Corporation issued 4,948,182 shares of Common Stock and 21,644 shares of Series D Stock to the stockholders of Street. Stephen Gott, the President, Chief Executive Officer and a Director of the Corporation, received 557,847 shares of Common Stock and 17,969 shares of Series D Stock which will be converted into 5,989,786 shares of Common Stock if the Corporation's stockholders approve the Series D Stock Issuance. Each of Scott Near, the Senior Vice President--Development of the Corporation, and Safa Alai, the Vice President of Engineering of the Corporation, received 47,987 shares of Common Stock and 1,546 shares of Series D Stock which will be converted into 515,344 shares of Common Stock if the Corporation's Stockholders approve the issuance.

    On May 13, 1999, the Corporation acquired all of the outstanding common stock of Panmedia. Pursuant to the Agreement and Plan of Merger, the Corporation issued 1,543,860 shares of Common Stock to Jason and Patricia Roberts, the stockholders of Panmedia. Jason Roberts is an Executive Vice President and a Director of the Corporation.

ITEM 2. PROPOSAL TO AMEND CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE CORPORATION TO 7TH STREET.COM, INC.

    On May 28, 1999, the Board of Directors of the Corporation unanimously adopted a resolution that would amend the Certificate of Incorporation to change the Corporation's name to 7th Street.com, Inc. (the "Amendment"), subject to approval of the stockholders.

    During 1998, the core product line of the Corporation became animation technology for the Internet; other narrow and broadband networks; and standalone PC's, using the Corporation's proprietary Agent 7 software technology. In addition, the Corporation acquired Street on February 19, 1999. Street is an Internet-based provider of multimedia on-line learning and training products that incorporate audio, video, and graphics using proprietary streaming technology. As a result, the Corporation's management believes that the Corporation's name should be amended to appropriately reflect the Corporation's acquisition of Street as well as its focus on the Internet and Internet-related products and services.

    If approved by the stockholders at the Annual Meeting, the new name will become effective upon the filing of an amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware. The change of corporate name will be accomplished by amending Article First of the Certificate of Incorporation to read as follows:

    "FIRST: The name of the Company is 7th Street.com, Inc."

    The change in corporate name will not affect the validity or transferability of stock certificates presently outstanding, and the Corporation's stockholders will not be required to exchange stock certificates to reflect the new name. Stockholders should keep the certificates they now hold, which will continue to be valid, and should not send them to the Corporation or its transfer agent.

    The Corporation's trading symbol "SEVL" on the Nasdaq National Market will not be changed.

    The affirmative vote of the holders of a majority of the outstanding shares of Voting Stock voting together as a single class, and the Series D Preferred Stock voting separately as a class, entitled to vote on the matter, in person or by proxy, at the Annual Meeting is required for approval of the Amendment.

    The Board of Directors recommends a vote "FOR" the Name Change Proposal.

ITEM 3. PROPOSAL TO APPROVE THE ISSUANCE OF THE CORPORATION'S COMMON STOCK UPON CONVERSION OF THE SERIES D STOCK

    Pursuant to the terms of the Agreement and Plan of Merger, dated as of February 16, 1999 (the "Street Merger Agreement"), 7th Level Merger Corporation, a wholly owned subsidiary of the Corporation, merged with and into Street in exchange for (i) 677,954 shares of Common Stock, and 21,644 shares of the Corporation's Series D Stock for all the outstanding shares of Street common stock, $.0005 par value per share, and (ii) 4,270,228 shares of Common Stock for all the outstanding shares of Street preferred stock, $.0005 par value per share. In addition, each stock option and warrant for Street's common stock became exercisable for .00169 shares of Series D Stock. The Series D Stock has a liquidation preference of $1,000.00 per share and, upon approval by the Corporation's stockholders, will automatically be converted into shares of Common Stock at a conversion price of $3.00 per share. The Certificate of Designations for the Series D Stock is annexed as EXHIBIT A hereto.

    As a condition of the Street Merger Agreement, the Corporation agreed to recommend to the stockholders of the Corporation approval of this matter at this Annual Meeting and at each meeting of stockholders thereafter until the issuance is approved. As of May 14, 1999, there were 21,661 shares of Series D Stock which would be converted into 7,220,323 shares of Common Stock and options and warrants to purchase 4,907 shares of Series D Stock which would be exercisable for 1,635,355 shares of Common Stock.

    Rule 4460 (i)(1)(C)(ii) of the National Association of Securities Dealers, Inc. requires that each issuer of securities authorized for quotation on the Nasdaq National Market shall require stockholder approval prior to the issuance of such securities in connection with the acquisition of the stock or assets of another company and the issuance by the issuer of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance. Where stockholder approval is required, the minimum vote which will constitute stockholder approval is a majority of the total votes cast on the proposal in person or by proxy.

    The Common Stock is authorized for quotation on the Nasdaq National Market and, at the time of the execution of the Street Merger Agreement, (i) the aggregate number of shares of Common Stock to be issuable (A) upon the conversion of the currently outstanding Series D Stock and (B) the exercise of stock options and warrants currently exercisable for shares of Series D Stock (when considered together with the number of shares of Common Stock previously issued under the Street Merger Agreement) was in excess of 20% of the outstanding shares of Common Stock and (ii) the consideration for the issuance of the Common Stock and the Series D Stock was the common stock and preferred stock of Street. Accordingly, pursuant to the Street Merger Agreement, the Corporation is seeking approval of the (i) conversion of the currently outstanding Series D Stock and (ii) stock options and warrants currently exercisable for Series D Stock to be exercisable for shares of Common Stock.

    If the proposal to approve the Series D Stock Issuance is not approved, then the Series D Stock would remain duly authorized and outstanding and those stock options and warrants exercisable for Series D Stock will remain.

    As a result, the current holders of the Series D Stock and holders of stock options and warrants who exercise their options for shares of Series D Stock would be entitled to (i) a special participation right, whereby such holders would be paid an aggregate amount equal to 22% of all dividends and distributions payable with respect to the Common Stock, (ii) an additional voting right to vote as a separate class on all matters submitted to a vote of stockholders of the Corporation and (iii) a right to nominate one-third of the Board of Directors of the Corporation commencing February 19, 2000 and a majority of the Board of Directors commencing February 19, 2001. In addition, if the proposed issuance is not approved, dividends on the Series D Stock, which accrue at a rate of 8% per annum, will accrue from February 19, 1999 instead of July 31, 1999. Approval of the proposed issuance would result in the elimination of the foregoing rights.

    Certain stockholders of the Corporation have agreed to vote the 10,001,059 shares of Common Stock beneficially owned (excluding options) by them or by any other affiliates in favor of the proposed issuance. In addition, certain directors and executive officers of the Corporation have informed the Corporation that they intend to vote the 1,903,860 shares of Common Stock beneficially owned (excluding options) by them for the approval of the proposed issuance.

    The favorable vote of a majority of the outstanding Common Stock represented at the meeting in person or by proxy is necessary to approve the Series D Stock Proposal. The holders of Series D Stock are not entitled to vote on this proposal. Abstentions and broker non-votes will have the same legal effect as a vote against the Series D Stock Proposal. The Board of Directors has unanimously approved the Series D Stock Issuance and recommends that stockholders vote "FOR" the Series D Stock Proposal.

ITEM 4. PROPOSAL TO APPROVE THE CORPORATION'S 1999 STOCK OPTION PLAN

    On May 28, 1999, the Board of Directors approved, subject to stockholder approval, a new stock-based, long-term incentive plan entitled the "1999 Stock Option Plan of 7(th) Level, Inc" for officers and key employees of the Corporation. The 1999 Stock Option Plan is effective as of June 1, 1999.

    The Board of Directors and the Compensation Committee believe that the 1999 Stock Option Plan will assist the Corporation in attracting, retaining and rewarding officers and key employees, will enable such employees to acquire or increase a proprietary interest in the Corporation in order to promote a closer identity of interests between such employees and the Corporation's stockholders and will provide to such employees an increased incentive to expend their maximum efforts for the success of the Corporation's businesses. In addition, the 1999 Stock Option Plan is intended to permit the maximum flexibility in granting or changing incentives so as to be flexible in responding to changes both in the Corporation and its businesses, as well as to permit the adoption of innovative compensation arrangements.

    The 1999 Stock Option Plan is intended to supplement and eventually replace the Incentive Stock Option Plan. Almost all shares authorized under the
Incentive Stock Option Plan have been utilized. As of May   , 1999,
approximately       shares of Common Stock remain available for awards under the
Incentive Stock Option Plan. If the 1999 Stock Option Plan is approved by the Corporation's stockholders, any stock options or shares of restricted stock previously granted under the Incentive Stock Option Plan remain outstanding pursuant to the terms of the Incentive Stock Option Plan and further awards will be made under the Incentive Stock Option Plan until its authorized shares and performance units are totally utilized or the Incentive Stock Option Plan terminates.

    A summary of the principal provisions of the 1999 Stock Option Plan is set forth below. This summary is qualified in its entirety by reference to the full text of the 1999 Stock Option Plan, which is attached as EXHIBIT B to this Proxy Statement. Capitalized terms used herein will, unless otherwise defined, have the meanings assigned to them in the text of the 1999 Stock Option Plan.

ADMINISTRATION OF THE 1999 STOCK OPTION PLAN

    The 1999 Stock Option Plan will be administered by the Compensation Committee of the Board of Directors. No member of the Compensation Committee while serving as such shall be eligible for participation in the 1999 Stock Option Plan. The Compensation Committee is authorized, among other things, to construe, interpret and implement the provisions of the 1999 Stock Option Plan, to select the officers and key employees to whom Options will be granted, to determine the number of shares of Common Stock for which an Option will be granted, the terms and conditions of any Options and to make all other determinations deemed necessary or advisable for the administration of the 1999 Stock Option Plan.

ELIGIBILITY

    Persons eligible to participate in the 1999 Stock Option Plan include all officers and key employees of the Corporation and its subsidiaries, as determined by the Compensation Committee.

SHARES AVAILABLE

    The aggregate number of shares of Common Stock available for issuance under the 1999 Stock Option Plan will be 5,000,000 and the maximum number of shares of Common Stock which may be granted to any one person in any one calendar year shall not exceed 1,000,000, subject in each case to adjustment as described below. On May 13, 1999, the closing price of the Common Stock on the Nasdaq National Market was $6.25 per share.

    No Option may be granted if the number of shares to which such Option relates, when added to the number of shares previously issued under the 1999 Stock Option Plan and the number of shares which may then be acquired pursuant to other outstanding, unexercised Options, exceeds the number of shares available for issuance pursuant to the 1999 Stock Option Plan. If any shares subject to an Option are forfeited or such Option is settled in cash or otherwise terminates for any reason whatsoever without an actual distribution of shares to the Participant, any shares counted against the number of shares available for issuance pursuant to the 1999 Stock Option Plan with respect to such Option shall, to the extent of any such forfeiture, settlement, or termination, again be available for Options under the 1999 Stock Option Plan; provided, however, that the Committee may adopt procedures for the counting of shares relating to any Option to ensure appropriate counting, avoid double counting, and provide for adjustments in any case in which the number of shares actually distributed differs from the number of shares previously counted in connection with such Option.

AWARDS

    The 1999 Stock Option Plan is designed to give the Compensation Committee the maximum flexibility in providing incentive compensation to officers and key employees. The 1999 Stock Option Plan provides for the grant of incentive stock options, nonqualified stock options, awards in lieu of cash obligations and other stock-based awards. Since the Compensation Committee may, in its discretion, grant a combination of an option and other stock-based awards, it is possible that one or more restrictions or requirements in the 1999 Stock Option Plan applicable to any individual type of award, including the requirements that options be granted at Fair Market Value, can, in effect, be avoided.

STOCK OPTIONS

    The Compensation Committee is authorized to grant stock options, including both incentive stock options ("ISOs"), which can result in potentially favorable tax treatment to the participant, and nonqualified stock options. The exercise price per share of Common Stock subject to an option and the grant price of an SAR is determined by the Compensation Committee, provided that the exercise price may not be less than the Fair Market Value of the Common Stock on the date of grant. However, the 1999 Stock Option Plan also allows the Compensation Committee to grant an option or other award allowing the purchase of Common Stock at an exercise price or grant price less than Fair Market Value when it is granted in substitution for some other award or retroactively in tandem to an outstanding award. In those cases, the exercise or grant price may be the Fair Market Value at that date, at the date of the earlier award or at that date reduced by the Fair Market Value of the award required to be surrendered as a condition to the receipt of the substitute award. The terms of the option, the times at which the option will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment will be fixed by the Compensation Committee, except that no ISO granted in tandem therewith will have a term exceeding ten years. Options may be exercised by payment of the exercise price in cash or in Common Stock, outstanding awards or other property (possibly including notes or obligations to make payment on a deferred basis, or through "cashless exercises") having a Fair Market Value equal to the exercise price, as the Compensation Committee may determine from time to time.

OTHER TERMS OF AWARDS

    The Compensation Committee may impose on any Option or the exercise thereof, at the date of grant or thereafter (subject to adjustment), such additional terms and conditions, not inconsistent with the provisions of the 1999 Stock Option Plan, as the Compensation Committee shall determine, including terms requiring forfeiture of Options in the event of termination of employment by the Participant; provided, however, that the Compensation Committee shall retain full power to accelerate or waive any such additional term or condition as it may have previously imposed. All Options shall be evidenced by an Option Agreement.

    Options granted under the 1999 Stock Option Plan may, in the discretion of the Compensation Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Option granted under the 1999 Stock Option Plan or any option or other incentive granted under any other plan of the Corporation or any Subsidiary, or any business entity acquired by the Corporation or any Subsidiary, or any other right of a Participant to receive payment from the Corporation or any Subsidiary. If an Option is granted in substitution for another Option, the Committee shall require the surrender of such other Option in consideration for the grant of the new Option. Options granted in addition to, or in tandem with, other Options may be granted either as of the same time as, or a different time from, the grant of such other Options.

ADJUSTMENTS

    In the event that the Compensation Committee shall determine that any stock dividend, recapitalization, forward split or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or share exchange, or other similar corporate transaction or event, affects the Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the 1999 Stock Option Plan, then the Compensation Committee shall, in such manner as it may deem equitable, adjust any or all of
(i) the number and kind of shares of Common Stock which may thereafter be issued in connection with Options, (ii) the number and kind of shares of Common Stock issuable in respect of outstanding Options, (iii) the aggregate number and kind of shares of Common Stock available under the 1999 Stock Option Plan, and (iv) the exercise price relating to any Option or, if deemed appropriate, make provision for a cash payment with respect to any outstanding Option; provided, however, in each case, that no adjustment shall be made which would cause the 1999 Stock Option Plan to violate Section 422(b)(1) of the Code with respect to ISOs or would adversely affect the status of any Option as "performance-based compensation" under Section 162(m) of the Code.

CHANGE OF CONTROL

    In the event of a Change of Control of the Corporation, all Options granted under the 1999 Stock Option Plan that are still outstanding and not yet vested or exercisable shall become immediately 100% vested in each Participant, as of the first date that the definition of Change of Control has been fulfilled, and shall be exercisable for the remaining duration of the Option. All Options that are exercisable as of the effective date of the Change of Control will remain exercisable for the remaining duration of the Option.

    Under the 1999 Stock Option Plan, a change of control occurs upon any of the following events: (i) any "person" (as such term is defined within the meaning of Section 13(d)(3) of the Exchange Act), other than any person who as of the date hereof beneficially owns (as defined in Rule 13d-3 of the Exchange Act) directly or indirectly 10% or more of the Corporation's outstanding Common Stock or as of the date hereof is on, or has designated a member of, the Board of Directors, becomes a beneficial owner directly or indirectly of securities of the Corporation representing in excess of fifty percent (50%) of the Corporation's then outstanding securities having the right to vote for the election of directors, (ii) the Corporation shall have consummated the sale of all or substantially all of the assets of the Corporation, (iii) the stockholders of the Corporation approve a merger or consolidation of the Corporation with any other corporation (or other entity), other than a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the voting power of the voting securities of the Corporation or such surviving entity outstanding immediately after such merger or consolidation; (iv) the stockholders of the Corporation approve a plan of complete liquidation of the Corporation; or (v) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board of Directors and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Corporation) whose appointment or election by the Board of Directors or nomination for election by the Corporation's stockholders was approved or recommended by a vote of at least two-thirds ( 2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended.

AMENDMENT AND TERMINATION

    The Board of Directors may amend, alter, suspend, discontinue, or terminate the 1999 Stock Option Plan or the Compensation Committee's authority to grant awards thereunder without further stockholder approval or the consent of the participants, except stockholder approval must be obtained within one year after the effectiveness of such action if required by law or regulation or under the rules of the securities exchange on which the Common Stock is then quoted or listed or as otherwise required by Rule 16b-3 under the Exchange Act. Notwithstanding the foregoing, unless approved by the stockholders, no amendment will: (i) change the class of persons eligible to receive Options; (ii) materially increase the benefits accruing to participants under the 1999 Stock Option Plan; or (iii) increase the number of shares of Common Stock subject to the 1999 Stock Option Plan.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

    The following discussion is a brief summary of the principal United States Federal income tax consequences under current federal income tax laws relating to awards under the 1999 Stock Option Plan. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income and other tax consequences.

    A participant will not realize any income upon the award of an option nor will the Corporation be entitled to any tax deduction.

    When a participant who has been granted an option which is not an ISO exercises that option and receives Common Stock which is either "transferable" or not subject to a "substantial risk of forfeiture" under Section 83(c) of the Code, the participant will realize compensation income subject to withholding taxes. The amount of that compensation income will equal the excess of the Fair Market Value of the Common Stock (without regard to any restrictions) on the date of exercise of the Option over its exercise price, and the Corporation will generally be entitled to a tax deduction in the same amount and at the same time as the compensation income is realized by the participant. The participant's tax basis for the Common Stock so acquired will equal the sum of the compensation income realized and the exercise price. Upon any subsequent sale or exchange of the Common Stock, the gain or loss will generally be taxed as a capital gain or loss and will be a long-term capital gain or loss if the Common Stock has been held for more than one year after the date of exercise.

    If a participant exercises an option which is an ISO and the participant has been an employee of the Corporation or its subsidiaries throughout the period from the date of grant of the ISO until three months prior to its exercise, the participant will not realize any income upon the exercise of the ISO (although alternative minimum tax liability may result), and the Corporation will not be entitled to any tax deduction. If the participant sells or exchanges any of the shares acquired upon the exercise of the ISO more than one year after the transfer of the shares to the participant and more than two years after the date of grant of the ISO, any gain or loss (based upon the difference between the amount realized and the exercise price of the ISO) will be treated as long-term capital gain or loss to the participant. If such sale, exchange or other disposition takes place within two years of the grant of the ISO or within one year of the transfer of shares to the participant, the sale, exchange or other disposition will generally constitute a "disqualifying disposition" of such shares. As a result, to the extent that the gain realized on the disqualifying disposition does not exceed the difference between the Fair Market Value of the shares at the time of exercise of the ISO over the exercise price, such amount will be treated as compensation income in the year of the disqualifying disposition, and the Corporation will be entitled to a deduction in the same amount and at the same time as the compensation income is realized by the participant. The balance of the gain, if any, will be treated as capital gain and will not result in any deduction by the Corporation.

    With respect to other awards granted under the 1999 Stock Option Plan that may be settled either in cash or in Common Stock or other property that is either transferable or not subject to a substantial risk of forfeiture under
Section 83(c) of the Code, the participant will realize compensation income (subject to withholding taxes) equal to the amount of cash or the Fair Market Value of the Common Stock or other property received. The Corporation will be entitled to a deduction in the same amount and at the same time as the compensation income is realized by the participant.

    With respect to awards involving Common Stock or other property that is both nontransferable and subject to a substantial risk of forfeiture, unless an election is made under Section 83(b) of the Code, as described below, the participant will realize compensation income equal to the Fair Market Value of the

Common Stock or other property received at the first time the Common Stock or other property is either transferable or not subject to a substantial risk of forfeiture. The Corporation will be entitled to a deduction in the same amount and at the same time as the compensation income is realized by the participant.

    Even though Common Stock or other property may be nontransferable and subject to a substantial risk of forfeiture, a participant may elect (within 30 days of receipt of the Common Stock or other property) to include in gross income the Fair Market Value (determined without regard to such restrictions) of such Common Stock or other property at the time received. In that event, the participant will not realize any income at the time the Common Stock or other property either becomes transferable or is not subject to a substantial risk of forfeiture, but if the participant subsequently forfeits such Common Stock or other property, the participant's loss would be limited only to the amount actually paid for the Common Stock or other property. While such Common Stock or other property remains nontransferable and subject to a substantial risk of forfeiture, any dividends or other income will be taxable as additional compensation income. Finally, special rules may apply with respect to participants subject to Section 16(b) of the Exchange Act.

    The Compensation Committee may condition the payment, exercise or vesting of any award on the payment of the withholding taxes and may provide that a portion of the Common Stock or other property to be distributed will be withheld (or previously acquired stock or other property surrendered by the participant) to satisfy such withholding and other tax obligations.

    Finally, amounts paid pursuant to an award which vests or becomes exercisable, or with respect to which restrictions lapse, upon a change in control may constitute a "parachute payment" under Section 280G of the Code. To the extent any such payment constitutes an "excess parachute payment," the Corporation would not be entitled to deduct such payment and the participant would be subject to a 20 percent excise tax (in addition to regular income tax).

SECTION 162(M) PROVISIONS

    The 1999 Stock Option Plan was designed to permit the deduction by the Corporation of the compensation realized by certain officers in respect of long-term incentive compensation granted under the 1999 Stock Option Plan which is intended by the Compensation Committee to qualify as "performance-based compensation" under Section 162(m) of the Code. Section 162(m) of the Code generally disallows a deduction to the Corporation for compensation paid in any year in excess of $1 million to the Covered Employees. Certain compensation, including compensation that meets the specified requirements for "performance-based compensation," is not subject to this deduction limit. Among the requirements for compensation to qualify as "performance-based compensation" is that the material terms pursuant to which the compensation is to be paid be disclosed to, and approved by, the stockholders of the Corporation in a separate vote prior to the payment. Accordingly, if the 1999 Stock Option Plan is approved by the stockholders, then the compensation payable pursuant to awards granted to officers who in the year of grant may be Covered Employees and which are intended by the Compensation Committee to qualify as "performance-based compensation" should, provided the other requirements of Section 162(m) of the Code are satisfied, not be subject to the deduction limit of Section 162(m) of the Code. However, to maintain a competitive position within the Corporation's peer group of corporations, the Compensation Committee retains the authority to authorize payments, including salary and bonus, that may not be deductible.

    The Board of Directors recommends that stockholders vote "FOR" the 1999 Stock Option Plan Proposal.

 ITEM 5. PROPOSAL TO AMEND THE AMENDED AND RESTATED INCENTIVE STOCK OPTION PLAN

    On May 28, 1999, the Board of Directors approved, subject to stockholder approval, a Second Amended and Restated Incentive Stock Option Plan to conform the provisions of the Incentive Stock Option Plan with the provisions of the 1999 Stock Option Plan. The Second Amended and Restated Incentive Stock Option Plan is effective as of June 1, 1999.

    The Board of Directors and the Compensation Committee believe that the Second Amended and Restated Incentive Stock Option Plan will provide the same benefits to the Corporation as discussed above regarding the 1999 Stock Option
Plan. As of May   , 1999, approximately       shares of Common Stock remain
available for awards under the Incentive Stock Option Plan which, upon stockholder approval, will be available for awards under the Second Amended and Restated Incentive Stock Option Plan. Approval of the Second Amended and Restated Incentive Stock Option Plan will also be deemed to be approval of the options to purchase 250,000 shares of Common Stock granted to Mr. Schupak referred to under "Certain Transactions".

    A summary of the principal provisions of the Second Amended and Restated Incentive Stock Option Plan has been set forth regarding the 1999 Stock Option
Plan except that only   shares of Common Stock are available for issuance under
the Second Amended and Restated Incentive Stock Option Plan. That summary is qualified in its entirety by reference to the full text of the Second Amended and Restated Incentive Stock Option Plan, which is attached as Exhibit C to this Proxy Statement.

    The Board of Directors recommends that stockholders vote "FOR" the Second Amended and Restated Incentive Stock Option Plan Proposal.

                        COMPLIANCE WITH THE EXCHANGE ACT

    The Corporation's executive officers and directors are required under the Securities Exchange Act of 1934, as amended, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Copies of those reports must also be furnished to the Corporation. Based solely on the Corporation's review of the copies of such reports it has received, the Corporation believes that all its executive officers and directors and greater than ten percent beneficial owners complied with all filing requirements applicable to them.

                                 OTHER BUSINESS

    The Board of Directors of the Corporation knows of no other matters to be presented at the Annual Meeting. However, if any other matters properly come before the meeting, or any adjournment thereof, it is intended that proxies in the accompanying form will be voted in accordance with the judgment of the persons named therein.

                             STOCKHOLDER PROPOSALS

    Proposals of stockholders intended to be presented at the next annual meeting of the Corporation's stockholders must be received by the Corporation for inclusion in the Corporation's 1999 Proxy Statement and form of proxy on or prior to December 31, 1999.

                    ANNUAL REPORTS AND FINANCIAL STATEMENTS

    The Corporation's Annual Report on Form 10-K/A for the year ended December 31, 1998 (the "Form 10-K/A") is being furnished simultaneously herewith. The Form 10-K/A is not to be considered a part of this Proxy Statement.

    The Corporation will also furnish to any stockholder of the Corporation a copy of any exhibit to the Form 10-K/A as listed thereon, upon request and upon payment of the Corporation's reasonable expenses of furnishing such exhibit. Requests should be directed to Stephen P. Gott, Chief Executive Officer, 7th Level, Inc., 925 Westchester Avenue, White Plains, New York 10604.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

    The Corporation's financial statements for the year ended December 31, 1998, have been examined by the firm of Arthur Andersen LLP independent certified public accountants. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting of Stockholders to make a statement if they so desire and they are expected to be available to respond to appropriate questions.

    The Corporation's financial statements for the years ended December 31, 1997 and 1996, have been examined by the firm of KPMG LLP independent certified public accountants. KPMG was dismissed as the Corporation's independent certified public accountants on January 15, 1999 on the recommendation of the Board of Directors. (See Item 9. Changes in and Disagreements with Accountants on Accounting and Financial Disclosures of the Corporation's Form 10-K/A for the year ended December 31, 1998, included in the Corporation's Annual Report which accompanies this proxy statement and is incorporated by reference herein).

                              COST OF SOLICITATION

    The cost of soliciting proxies in the accompanying form has been or will be borne by the Corporation. The Corporation has engaged the firm of MacKenzie Partners, Inc. as proxy solicitors. The fee to such firm for solicitation
services is estimated to be $      plus reimbursement of out-of-pocket expenses.
In addition, directors, officers and employees of the Corporation may solicit proxies personally or by telephone or other means of communications. Although there is no formal agreement to do so, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals, and the Corporation may reimburse them for any attendant expenses.

    It is important that your shares be represented at the meeting. If you are unable to be present in person, you are respectfully requested to sign the enclosed proxy and return it in the enclosed stamped and addressed envelope as promptly as possible.

                                          By Order of the Board of Directors,

                                          DONALD SCHUPAK
                                          CHAIRMAN OF THE BOARD

Dated: June   , 1999

                                                                       EXHIBIT A

                    CERTIFICATE OF DESIGNATIONS, PREFERENCES
                        AND RIGHTS OF SERIES D PREFERRED
                            STOCK OF 7TH LEVEL, INC.

    7TH LEVEL, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY THAT:

    Pursuant to authority conferred upon the Board of Directors (the "Board") by the Certificate of Incorporation of the Corporation (the "Certificate of Incorporation") and pursuant to the provisions of Section151 of the Delaware General Corporation Law, the Board, at a meeting held on February 16, 1999, adopted the following resolution providing for the voting powers, designations, preferences and rights, and the qualifications, limitations and restrictions of the Series D Preferred Stock.

    WHEREAS, the Certificate of Incorporation provides for two classes of shares known as common stock, $.01 par value per share (the "Common Stock"), and preferred stock, $.01 par value per share (the "Preferred Stock"); and

    WHEREAS, the Board is authorized by the Certificate of Incorporation to provide for the issuance of the shares of Preferred Stock in one or more series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in any such series and to fix the voting powers, designations, preferences and rights of the shares of any such series and the qualifications, limitations and restrictions thereof.

    NOW, THEREFORE, BE IT RESOLVED, that the Board deems it advisable to, and hereby does, designate a Series D Preferred Stock and fixes and determines the voting powers, designations, preferences and rights, and the qualifications, limitations and restrictions relating to the Series D Preferred Stock as follows:

    1. DESIGNATION. The shares of such series of Preferred Stock shall be designated "Series D Preferred Stock" (referred to herein as the "Series D Stock").

    2. AUTHORIZED NUMBER. The number of shares constituting the Series D Stock shall be 35,000.

    3. RANKING. The Series D Stock shall rank, as to dividends, rights upon liquidation, dissolution or winding up, junior to the Corporation's currently outstanding Series B Convertible Preferred Stock (the "Series B Stock"), and senior and prior to the Common Stock and to all other classes or series of stock issued by the Corporation, currently and in the future, except as otherwise approved by the affirmative vote or consent of the holders of shares of Series D Stock pursuant to Section 9(c) hereof. The Corporation agrees that it shall not issue any additional shares of Series B Stock after the Original Issue Date. (All equity securities of the Corporation to which the Series D Stock ranks prior, whether with respect to dividends or upon liquidation, dissolution, winding up or otherwise, including the Common Stock, are collectively referred to herein as "Junior Securities," all equity securities of the Corporation with which the Series D Stock ranks on a parity, whether with respect to dividends or upon liquidation, dissolution, winding up or otherwise, are collectively referred to herein as "Parity Securities," and all equity securities of the Corporation to which the Series D Stock ranks junior, whether with respect to dividends or upon liquidation, dissolution, winding up or otherwise, including the Series B Stock, are collectively referred to herein as "Senior Securities").

    4. DIVIDENDS.

    (a) DIVIDEND ACCRUAL AND PAYMENT. Dividends, whether or not declared, shall accrue on the shares of Series D Stock from the date of the issuance of the shares of Series D Stock (the "Original Issue Date") (or if shares of Series D Stock are issued after the Original Issue Date, the "Subsequent Issue Date") at the rate of 8% per share per annum (expressed as a percentage of the $1,000 per share liquidation preference (the "Dividend Rate")); PROVIDED, that if the Approval date (as defined in Section 6(a)) occurs on or before July 31, 1999, then no dividends shall be paid; PROVIDED, HOWEVER, that if the Approval Date does not occur within twelve months of the Original Issue Date, the dividend rate on the Series D Stock shall increase by 2% for every six months that the Approval Date does not occur following the first anniversary of the Original Issue Date. The holders of shares of Series D Stock shall be entitled to receive such dividends when and as declared by the Board, in cash or shares of Series D Stock valued at the Series D Issue Price (as defined below), out of assets legally available for such purpose, quarterly in arrears on the 30th day of January, April, July or October of each year (each of such dates being a "Dividend Payment Date"), commencing July 30, 1999; provided that any dividends payable in Series D Stock shall accrue rather than be paid. Such dividends shall be paid to the holders of record at the close of business on the date specified by the Board at the time such dividend is declared, PROVIDED, HOWEVER, that such date shall not be more than 60 nor less than 10 days prior to the applicable Dividend Payment Date. Dividends on the Series D Stock shall be cumulative and shall accrue on each share whether or not earned, from and after the Dividend Payment Date coincident with or next preceding the issuance of such share; PROVIDED, HOWEVER, that dividends payable on the first Dividend Payment Date shall so accrue from and after the date immediately succeeding the Original Issue Date. If the Original Issue Date or the Subsequent Issue Date, as the case may be, is on a date which does not coincide with a Dividend Payment Date, then the dividend accrual period applicable to such shares shall be the period from the Original Issue Date or the Subsequent Issue Date, as the case may be, through whichever of January, April, July or October next occurs after the Original Issue Date or the Subsequent Issue Date, as the case may be. If the date fixed for payment of a final liquidating distribution on any shares of Series D Stock, or the date on which any shares of Series D Stock are redeemed or converted into Common Stock does not coincide with a Dividend Payment Date, then subject to the provisions hereof relating to such payment, redemption or conversion, the final dividend accrual period applicable to such shares shall be the period from whichever of January, April, July or October most recently precedes the date of such payment, conversion or redemption through the effective date of such payment, conversion or redemption. The dividend amount payable per share shall be adjusted for any combinations or divisions or similar recapitalizations affecting the shares of Series D Stock. So long as any shares of Series D Stock are outstanding, (i) the amount of all dividends paid with respect to the shares of Series D Stock pursuant to this Section 4(a) shall be paid pro rata to the holders entitled thereto and (ii) holders of the shares of Series D Stock shall be entitled to receive the dividends provided for in this
Section 4(a) in preference to and in priority over any dividends upon any Junior Securities.

    (b) PARTICIPATION RIGHTS. In addition to and subject to the payment of any Liquidation Payments (as defined below), the holders of the shares of Series D Stock shall be paid an aggregate amount equal to 22% of all dividends, payments and distributions payable with respect to the Common Stock including, without limitation, payment resulting from any liquidation, dissolution or winding up of the Corporation, merger or sale of substantially all of the Corporation's assets with such amount to be allocated pro rata among the shares of Series D Stock.

    (c) DIVIDENDS ON FRACTIONAL SHARES. Each fractional share of Series D Stock outstanding shall be entitled to a ratably proportionate amount of all dividends accruing with respect to each outstanding share of Series D Stock pursuant to
Section 4(a) hereof, and all such dividends with respect to such outstanding fractional shares shall be fully cumulative and shall accrue (whether or not declared), and shall be payable in the same manner and at such times as provided for in Section 4(a) hereof with respect to dividends on each outstanding share of Series D Stock.

    5. LIQUIDATION.

    (a) LIQUIDATION PROCEDURE. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the shares of Series D Stock shall be entitled, after all distributions and payments are made upon any Senior Securities and before any distribution or payment is made upon any Junior Securities, to be paid an amount equal to (i) $1,000 per share of Series D Stock, representing the liquidation preference per share of the Series D Stock (as adjusted for any combinations, divisions or similar recapitalizations affecting the shares of Series D Stock) (the "Series D Issue Price"), plus (ii) all accrued and unpaid dividends on the Series D Stock to such date (together with the Series D Issue Price, the "Liquidation Payments"). If upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Series D Stock shall be insufficient to permit payment in full to the holders of Series D Stock of the Liquidation Payments, then the entire assets of the Corporation shall be distributed ratably among such holders in proportion to the full respective distributive amounts to which they are entitled after all distributions and payments are made upon any Senior Securities.

    (b) REMAINING ASSETS. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after the holders of Series D Stock shall have been paid in full the Liquidation Payments, the remaining assets of the Corporation may be distributed ratably per share in order of preference to the holders of Junior Securities in accordance with their terms and to the holders of the Series D Preferred Stock in accordance with their participation rights set forth in Section 4(b).

    (c) NOTICE OF LIQUIDATION. Written notice of a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, stating a payment date, the amount of the Liquidation Payments and the place where said Liquidation Payments shall be payable, shall be given by mail, postage prepaid, not less than 30 days prior to the payment date stated therein, to each holder of record of Series D Stock at his post office address as shown by the records of the Corporation.

    (d) FRACTIONAL SHARES. The Liquidation Payments with respect to each outstanding fractional share of Series D Stock shall be equal to a ratably proportionate amount of the Liquidation Payments with respect to each outstanding share of Series D Stock.

    6. MANDATORY CONVERSION.

    (a) CONVERSION. Subject to the limitations set forth below, on the date (the "Approval Date") that is one day after the stockholders of the Corporation approve the issuance of 20% or more of the outstanding Common Stock (the "Issuance") in connection with the Corporation's acquisition of Street Technologies, Inc. ("Street"), the Series D Stock shall be converted automatically, without any further action by the holder of such shares and whether or not the certificates representing such shares are surrendered to the Corporation, into the number of fully paid and nonassessable shares of Common Stock equal to the quotient of (x) the aggregate liquidation preference of the shares of Series D Stock outstanding divided by (y) the Conversion Price (as defined below) then in effect. The holders of shares of Series D Stock by acceptance of the shares of Series D Stock agree to vote in favor of the Issuance. Upon the conversion of shares of Series D Stock as provided in this
Section 6, the Corporation shall pay all then accrued but unpaid dividends on the Series D Stock to the holders of the Series D Stock in additional shares of Common Stock valued at the Market Price (as defined below) thereof on the date of such payment.

    (b) CONVERSION PRICE; CONVERTED SHARES. The initial conversion price per share of the Series D Stock (the "Conversion Price") shall be equal to $3.00, subject to adjustment as provided in Section 7. If any fractional interest in a share of Common Stock would be deliverable upon conversion of Series D Stock, the Corporation shall pay in lieu of such fractional share an amount in cash equal to the Conversion Price of such fractional share (computed to the nearest one hundredth of a share) in effect at the close of business on the date of conversion. Any shares of Series D Stock which have been converted shall be cancelled and all dividends on converted shares shall cease to accrue and the certificates representing shares of Series D Stock so converted shall represent the right to receive (i) such number of shares of Common Stock into which such shares of Series D Stock are convertible, plus (ii) cash payable for any fractional share, plus (iii) all accrued but unpaid dividends relating to such shares through the date of conversion. Amounts payable with respect to the foregoing clause (iii) shall be paid in accordance with the provisions set forth in Section 6(a). The Board shall at all times, so long as any shares of Series D Stock remain outstanding, reserve a sufficient number of authorized but unissued shares of Common Stock to be issued in satisfaction of the conversion rights and privileges aforesaid.

        As used herein, "Market Price" means, with respect to the shares of Common Stock, (a) if the shares are listed or admitted for trading on any national securities exchange or included in The Nasdaq National Market or Nasdaq SmallCap Market, the last reported sales price as reported on such exchange or market; (b) if the shares are not listed or admitted for trading on any national securities exchange or included in The Nasdaq National Market or Nasdaq SmallCap Market, the average of the last reported closing bid and asked quotation for the shares as reported on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or a similar service if NASDAQ is not reporting such information; (c) if the shares are not listed or admitted for trading on any national securities exchange or included in The Nasdaq National Market or Nasdaq SmallCap Market or quoted by NASDAQ or a similar service, the average of the last reported bid and asked quotation for the shares as quoted by a market maker in the shares (or if there is more than one market maker, the bid and asked quotation shall be obtained from two market makers and the average of the lowest bid and highest asked quotation). In the absence of any available public quotations for the Common Stock, the Board shall determine in good faith the fair value of the Common Stock, which determination shall be set forth in a certificate by the Secretary of the Corporation.

    (c) ISSUE TAXES. The Corporation shall pay all issue taxes, if any, incurred in respect of the issue of shares of Common Stock on conversion. If a holder of shares of Series D Stock specifies that the shares of Common Stock to be issued on automatic conversion are to be issued in a name or names other than the name or names in which such Series D Stock stand, then the Corporation shall not be required to pay any transfer or other taxes incurred by reason of the issuance of such shares of Common Stock to the name of another, and if the appropriate transfer taxes shall not have been paid to the Corporation or the transfer agent for the Series D Stock at the time of automatic conversion of the Series D Stock, the shares of Common Stock issued upon conversion thereof may be registered in the name or names in which the Series D Stock were registered, despite the instructions to the contrary.

    (d) VALID ISSUANCE. All shares of Common Stock which may be issued in connection with the conversion provisions set forth herein shall, upon issuance by the Corporation, be validly issued, fully paid and nonassessable, free from preemptive rights and free from all taxes, liens or charges with respect thereto created or imposed by the Corporation.

    7. ADJUSTMENT OF CONVERSION PRICE. The number and kind of securities issuable upon the conversion of the Series D Stock and the Conversion Price shall be subject to adjustment from time to time in accordance with the following provisions:

        (a) CERTAIN DEFINITIONS. For purposes of this Certificate of
    Designations:

    (i) The term "Additional Shares of Common Stock" shall mean all shares of Common Stock issued, or deemed to be issued by the Corporation pursuant to paragraph (e) of this Section 7, after the Original Issue Date except:

               (A) issuances of Common Stock, Convertible Securities and/or Options granted or approved to be granted by the Board or a committee thereof on or prior to the Original Issue Date;

               (B) issuances of Common Stock, Convertible Securities and/or Options to officers, employees, consultants or directors; provided that such issuances pursuant to this clause (B) in the aggregate do not exceed more than 5% of the shares of Common Stock outstanding, as determined on a fully-diluted basis (the "Management Securities"); and

               (C) issuances of Common Stock or Series D Stock resulting from the provisions of the Agreement and Plan of Merger, dated as of February 16, 1999 (the "Merger Agreement"), by and among the Corporation, 7(th) Level Merger Corporation, Street and the stockholders of Street named therein, and in each case the documents executed, filed or delivered in connection therewith.

           (ii) The term "Common Stock" shall mean (A) the Common Stock and (B) the stock of the Corporation of any class, or series within a class, whether now or hereafter authorized, which has the right to participate in the distribution of either earnings or assets of the Corporation without limit as to the amount or percentage.

           (iii) The term "Convertible Securities" shall mean any evidence of indebtedness, shares or other securities (other than the Series D Stock) convertible into or exercisable or exchangeable for Common Stock.

           (iv) The term "Options" shall mean any and all rights, options or warrants (other than the Management Securities) to subscribe for, purchase or otherwise in any manner acquire Common Stock or Convertible Securities.

        (b) SUBDIVISION OR COMBINATION OF SHARES. In case outstanding shares of Common Stock shall be subdivided, the Conversion Price shall be proportionately reduced as of the effective date of such subdivision, or as of the date a record is taken of the holders of Common Stock for the purpose of so subdividing, whichever is earlier. In case outstanding shares of Common Stock shall be combined, the Conversion Price shall be proportionately increased as of the effective date of such combination, or as of the date a record is taken of the holders of Common Stock for the purpose of so combining, whichever is earlier.

        (c) STOCK DIVIDENDS. In case shares of Common Stock are issued as a dividend or other distribution on the Common Stock (or such dividend is declared), the Conversion Price shall be adjusted, as of the date a record is taken of the holders of Common Stock for the purpose of receiving such dividend or other distribution (or if no such record is taken, as at the earliest of the date of such declaration, payment or other distribution), to the Conversion Price determined by multiplying the Conversion Price in effect immediately prior to such declaration, payment or other distribution by a fraction (i) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the declaration or payment of such dividend or other distribution, and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after the declaration or payment of such dividend or other distribution. In the event that the Corporation shall declare or pay any dividend on the Common Stock payable in any right to acquire Common Stock for no consideration, then the Corporation shall be deemed to have made a dividend payable in Common Stock in an amount of shares equal to the maximum number of shares issuable upon exercise of such rights to acquire Common Stock.

        (d) ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK. If the Corporation shall issue any Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to paragraph (e) below) after the Original Issue Date (other than as provided in the foregoing subsections (b) and (c)), for no consideration or for a consideration per share less than the Market Price in effect on the date of and immediately prior to such issue, then in such event, the Conversion Price shall be reduced, concurrently with such issue, to a price equal to the quotient obtained by dividing:

           (A) an amount equal to (x) the total number of shares of Common Stock outstanding immediately prior to such issuance or sale multiplied by the Market Price in effect immediately prior to such issuance or sale, plus
       (y) the aggregate consideration received or deemed to be received by the Corporation upon such issuance or sale, by

           (B) the total number of shares of Common Stock outstanding immediately after such issuance or sale.

        (e) DEEMED ISSUE OF ADDITIONAL SHARES OF COMMON STOCK. Except as set forth in subsection (a) above, if the Corporation at any time or from time to time after the Original Issue Date shall issue any Convertible Securities or Options or shall fix a record date for the determination of holders of any class of securities then entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein designed to protect against dilution) of Common Stock issuable upon the exercise of such Options, or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue of Options or Convertible Securities or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that in any such case in which Additional Shares of Common Stock are deemed to be issued:

           (i) no further adjustments in the Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or the issue of Common Stock upon the conversion or exchange of such Convertible Securities;

           (ii) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to the Corporation, or increase or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Conversion Price computed upon the original issuance of such Options or Convertible Securities (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, upon any such increase or decrease becoming effective, shall be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities (PROVIDED, HOWEVER, that no such adjustment of the Conversion Price shall affect Common Stock previously issued upon conversion of the Series D Stock);

           (iii) upon the expiration of any such Options or any rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the Conversion Price computed upon the original issue of such Options or Convertible Securities (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

               (A) in the case of Options or Convertible Securities, the only Additional Shares of Common Stock issued were the shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Corporation (x) for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Corporation upon exercise of the Options or (y) for the issue of all such Convertible Securities which were actually converted or exchanged plus the additional consideration, if any, actually received by the Corporation upon the conversion or exchange of the Convertible Securities; and

               (B) in the case of Options for Convertible Securities, only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options, and the consideration received by the Corporation for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Corporation upon the issue of the Convertible Securities with respect to which such Options were actually exercised.

           (iv) No readjustment pursuant to clause (ii) or (iii) above shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (x) the Conversion Price on the original adjustment date or (y) the Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date.

           (v) In the case of any Options which expire by their terms not more than 30 days after the date of issue thereof, no adjustment of the Conversion Price shall be made until the expiration or exercise of all such Options, whereupon such adjustment shall be made in the same manner provided in clause (iii) above.

        (f) DETERMINATION OF CONSIDERATION. For purposes of this Section 7, the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

           (i) CASH AND PROPERTY. Such consideration shall:

               (A) insofar as it consists of cash, be the aggregate amount of cash received by the Corporation; and

               (B) insofar as it consists of property other than cash, be computed at the fair value thereof at the time of the issue, as determined in good faith by the vote of a majority of the Board or if the Board cannot reach such agreement, by a qualified independent certified public accounting firm, other than the accounting firm then engaged as the Corporation's independent auditors.

           (ii) OPTIONS AND CONVERTIBLE SECURITIES. The consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to paragraph (e) above, relating to Options and Convertible Securities shall be determined by dividing:

               (A) the total amount, if any, received or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein designed to protect against dilution) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

               (B) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein designed to protect against dilution) issuable upon the exercise of such Options or conversion or exchange of such Convertible Securities.

        (g) OTHER PROVISIONS APPLICABLE TO ADJUSTMENT UNDER THIS SECTION. The following provisions shall be applicable to the adjustments in Conversion Price as provided in this Section 7:

           (i) TREASURY SHARES. The number of shares of Common Stock at any time outstanding shall not include any shares thereof then directly or indirectly owned or held by or for the account of the Corporation.

           (ii) OTHER ACTION AFFECTING COMMON STOCK. If the Corporation shall take any action affecting the outstanding number of shares of Common Stock other than an action described in any of the foregoing subsections 7(b) through 7(e) hereof, inclusive, which would have an inequitable effect on the holders of Series D Stock, then the Conversion Price shall be adjusted in such manner and at such time as the Board on the advice of the Corporation's independent public accountants may in good faith determine to be equitable in the circumstances.

           (iii) MINIMUM ADJUSTMENT. No adjustment of the Conversion Price shall be made if the amount of any such adjustment would be an amount less than one percent (1%) of the Conversion Price then in effect, but any such amount shall be carried forward and an adjustment in respect thereof shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate an increase or decrease of one percent (1%) or more.

           (iv) CERTAIN ADJUSTMENTs. The Conversion Price shall not be adjusted upward except in the event of a combination of the outstanding shares of Common Stock into a smaller number of shares of Common Stock or in the event of a readjustment of the Conversion Price pursuant to Section 7(e)(ii) or (iii).

        (h) NOTICES OF ADJUSTMENTS. Whenever the Conversion Price is adjusted as herein provided, an officer of the Corporation shall compute the adjusted Conversion Price in accordance with the foregoing provisions and shall prepare a written certificate setting forth such adjusted Conversion Price and showing in detail the facts upon which such adjustment is based, and such written instrument shall promptly be delivered to the recordholders of the Series D Stock.

    8. SPECIAL OPTIONAL REDEMPTION. If the Issuance is not approved after a minimum of two duly called and properly held meetings of the stockholders of the Corporation for the purpose of approving the Issuance, then the Corporation shall submit a written offer (the "Offer") to each holder of Series D Stock to purchase any and all of the Series D Stock owned by such holder at a redemption price ("Redemption Price") per share, payable in cash, equal to the sum of (x) the Series D Issue Price plus (y) all accrued and unpaid dividends on the shares of Series D Stock to be so redeemed to the date of redemption (the "Redemption Date") and (z) an amount such that the holder of Series D Stock will receive an aggregate compounded rate of return of 10% from the Original Issue Date to the Redemption Date. If the holder of Series D Stock desires to sell a number of his shares of Series D Stock, then such holder shall communicate in writing his election to sell such shares (an "Acceptance") to the Corporation within 30 days of the date the Offer was made. The Corporation shall purchase all shares of Series D Stock as to which an Acceptance was received by the Corporation within 30 days after the date of the Offer. Any Offer made by the Corporation shall comply with the Securities Act of 1933, as amended (the "Securities Act"), and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder. The Redemption Price for the shares of Series D Stock to be redeemed shall be paid on or after the Redemption Date, upon surrender of the certificate or certificates evidencing such shares. From and after the Redemption Date, unless there shall have been a default in payment of the Redemption Price, all rights of the holders of shares of Series D Stock as holders of Series D Stock (except the right to receive the Redemption Price upon surrender of their certificate or certificates) shall cease as to those shares of Series D Stock redeemed, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever.

    9. VOTING RIGHTS.

    (a) GENERAL. Holders of Series D Stock shall be entitled to notice of all meetings of the Corporation's stockholders. Except as provided herein, in addition to the rights otherwise provided for herein or by law, holders of the Series D Stock shall be entitled to vote, together with the holders of the Common Stock and any other class or series of stock then entitled to vote, as one class on all matters submitted to a vote of stockholders of the Corporation, in the same manner and with the same effect as the holders of the Common Stock on an "as converted" basis. In addition, except for the vote of stockholders of the Corporation with respect to the Issuance, holders of Series D Stock shall be entitled to vote as a separate class on all matters submitted to a vote of stockholders of the Corporation. In any such vote, and in any vote or action of the holders of the Series D Stock voting together with the holders of the Common Stock and any other class or series of stock then entitled to vote, each share of issued and outstanding Series D Stock shall entitle the holder thereof to one vote per share for each share of Common Stock (including fractional shares) which would be obtained upon conversion of all of the outstanding shares of the Series D Stock held by such holder, rounded up to the nearest one-tenth of a share.

    (b) APPOINTMENT OF BOARD OF DIRECTORS. Commencing on the first anniversary of the Original Issue Date, the holders of Series D Stock shall have the right to elect one third ( 1/3) of the members of the Board, and commencing on the second anniversary of the Original Issue Date the holders of the Series D Stock shall have the right to elect a majority of the members of the Board. Subject to applicable law, the Series D Stock shall vote as a class to elect such designees. The Corporation acting through its Board, shall (i)(A) increase the size of its Board in accordance with the terms of this Section 9, (B) elect the designees of the Series D Stock to the Board to the newly created directorships to hold office until their respective successors are elected at a special or annual meeting of the stockholders, and (C) in connection with any subsequent election of directors, nominate, recommend and do all other acts and things to cause (including, without limitation, voting all shares for which the Corporation's management or Board holds proxies (including undesignated proxies) unless otherwise provided by the stockholders submitting such proxies) the persons referenced in the preceding clause (B) to be elected to the Board. In the event the directors elected pursuant to this Section 8(b) shall cease to serve as directors for any reason, the Corporation shall cause (subject to its fiduciary duty and the provisions of the Certificate of Incorporation and the Corporation's By-Laws and applicable law) the vacancies resulting thereby to be filled as promptly as practicable by persons selected by the holders of Series D Stock. Notwithstanding the foregoing, the rights of the holders of Series D Stock in this Section 9(b) are in lieu of, and not in addition to, the right that Stephen Gott possesses regarding the designation of directors contained in
Section 6.09 of the Merger Agreement.

    (c) PROTECTIVE PROVISIONS. In addition to any other vote or consent of stockholders provided by law or by the Certificate of Incorporation, the Corporation shall not, without the approval by vote or written consent of the holders of not less than 66 2/3% of the then outstanding shares of Series D Stock, voting as a separate class:

        (i) amend, alter or repeal any of the provisions of the Certificate of Incorporation or the Certificate of Designations creating this Series D Stock which would alter or change the powers, preferences or special rights of the shares of Series D Stock so as to affect them adversely, including, but not limited to, increasing or decreasing the par value of the Series D Stock; or

        (ii) authorize, increase the number of or issue any Senior Securities or reclassify any Junior Securities into Senior Securities (the expressions "Junior Securities" and "Senior Securities" in this clause (ii) to include securities convertible into or exchangeable for options, warrants or other rights to acquire, Junior Securities or Senior Securities, as the case may
    be).

    10. REGISTRATION.

    (a) REQUIRED REGISTRATION. If the Approval Date does not occur prior to the one year anniversary of the Original Issue Date, then the Corporation shall use its reasonable best efforts to prepare and file as soon as practicable (but in no event more than 15 days after the first anniversary of the Original Issue
Date) with the Securities and Exchange Commission a registration statement on Form S-3 (or such successor or other appropriate form) under the Securities Act ("Registration Statement") with respect to the Series D Stock (the "Registrable Shares") and to effect all such registrations, qualifications and compliances (including, without limitation, obtaining appropriate qualifications under applicable state securities or "blue sky" laws and compliance with any other applicable governmental requirements or regulations) as any holder of the Series D Stock may reasonably request and that would permit or facilitate the sale of Registrable Shares in the open market (provided, however, that the Corporation shall not be required in connection therewith to qualify to do business or to file a general consent to service of process in any such state or jurisdiction), in each case so that such Registration Statement and all other such registrations, qualifications and compliances may become effective. Notwithstanding the foregoing, the Corporation shall not be obligated to effect an underwritten Registration Statement.

    (b) EFFECTIVENESS, SUSPENSION RIGHT.

        (i) The Corporation will use its best efforts to maintain the effectiveness of the Registration Statement and other applicable registrations, qualifications and compliances until the second anniversary of the effective date of the Registration Statement (the "Registration Effective Period"), and from time to time will amend or supplement the Registration Statement and the prospectus contained therein as and to the extent necessary to comply with the Securities Act, the Exchange Act and any applicable state securities statute or regulation, subject to the following limitations and qualifications.

        (ii) Following the date on which the Registration Statement is first declared effective, the holders of the Registrable Shares will be permitted (subject in all cases to Section 11 below) to offer and sell Registrable Shares during the Registration Effective Period in the manner described in the Registration Statement provided that the Registration Statement remains effective and has not been suspended.

        (iii) Notwithstanding any other provision of this Section 10 but subject to Section 11, the Corporation shall have the right at any time to require that all holders of Registrable Shares suspend further open market offers and sales of Registrable Shares whenever, and for so long as, in the reasonable judgment of the Corporation after consultation with counsel there is or may be in existence material undisclosed information or events with respect to the Corporation (the "Suspension Right"). In the event the Corporation exercises the Suspension Right, such suspension will continue for the period of time reasonably necessary for disclosure to occur at a time that is not detrimental to the Corporation or its stockholders or until such time as the information or event is no longer material, each as determined in good faith by the Corporation after consultation with counsel. The Corporation will give the holders of Registrable Shares notice of any such suspension and will use all reasonable efforts to minimize the length of the suspension.

    (c) EXPENSES. The costs and expenses to be borne by the Corporation for purposes of this Section 10 shall include, without limitation, printing expenses (including a reasonable number of prospectuses for circulation by the selling holders of Registrable Shares), legal fees and disbursements of counsel for the Corporation, "blue sky" expenses, accounting fees and filing fees, and legal fees and disbursements of not more than one counsel for the holders of Registrable Shares.

    (d) INDEMNIFICATION.

        (i) To the extent permitted by law, the Corporation will indemnify and hold harmless each holder of Registrable Shares, its officers, directors, stockholders or partners and each person, if any, who controls such holder of Registrable Shares within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (A) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (B) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (C) any Violation or alleged Violation by the Corporation of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Corporation will pay to each such holder of Registrable Shares (and its officers, directors, stockholders or partners) or controlling person, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this
    Section 10(d)(i) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Corporation, nor shall the Corporation be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon

    (a) a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in the Registration Statement by any such holder of Registrable Shares, or (b) a Violation that would not have occurred if such holder of Registrable Shares had delivered to the purchaser the version of the prospectus most recently provided by the Corporation to the holder of Registrable Shares as of the date of such sale.

        (ii) To the extent permitted by law, each selling holder of Registrable Shares will indemnify and hold harmless the Corporation, each of its directors, each of its officers who has signed the Registration Statement, each person, if any, who controls the Corporation within the meaning of the Securities Act, any other holders of Registrable Shares selling securities pursuant to the Registration Statement and any controlling person of any other holders of Registrable Shares, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation (which includes without limitation the failure of the holders of Registrable Shares to comply with the prospectus delivery requirements under the Securities Act, and the failure of the holders of Registrable Shares to deliver the most current prospectus provided by the Corporation prior to such sale), in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such holders of Registrable Shares expressly for use in the Registration Statement or such Violation is caused by the holder's of Registrable Shares failure to deliver to the purchaser of the Registrable Shares a prospectus (or amendment or supplement thereto) that had been made available to the holders of Registrable Shares by the Corporation; and each such holder of Registrable Shares will pay any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 10(d)(ii) in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 10(d)(ii) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the holders of Registrable Shares, which consent shall not be unreasonably withheld. The aggregate indemnification liability of each holder of Registrable Shares under this Section 10(d)(ii) shall not exceed the net proceeds received by such holder of Registrable Shares in connection with sale of shares pursuant to the Registration Statement.

        (iii) Each person entitled to indemnification under this Section 10(d) (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought and shall permit the Indemnifying Party to assume the defense of any such claim and any litigation resulting therefrom, provided that counsel for the Indemnifying Party who conducts the defense of such claim or any litigation resulting therefrom shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this
    Section 10 unless the Indemnifying Party is materially prejudiced thereby. No Indemnifying Party, in the defense of any such claim or litigation, shall (except with the consent of each Indemnified Party) consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

        (iv) To the extent that the indemnification provided for in this Section 10(d) is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The aggregate contribution liability of each holder of Registrable Shares under this Section 10(d)(iv) shall not exceed the net proceeds received by such holder of Registrable Shares in connection with sale of shares pursuant to the Registration Statement.

    11. PROCEDURES FOR SALE OF SHARES UNDER REGISTRATION STATEMENT.

    (a) NOTICE AND APPROVAL. If any holder of Registrable Shares shall propose to sell any Registrable Shares pursuant to the Registration Statement, it shall notify the Corporation of its intent to do so (including the proposed manner and timing of all sales) at least 10 full business days prior to such sale, and the provision of such notice to the Corporation shall conclusively be deemed to reestablish and reconfirm an agreement by such holder of Registrable Shares to comply with the registration provisions set forth in this Certificate of Designations. Unless otherwise specified in such notice, such notice shall be deemed to constitute a representation that any information previously supplied by such holder of Registrable Shares expressly for inclusion in the Registration Statement (as the same may have been superseded by subsequent such information) is accurate as of the date of such notice. At any time within such 10 business day period, the Corporation may refuse to permit the holders of Registrable Shares to resell any Registrable Shares pursuant to the Registration Statement; provided, however, that in order to exercise this right, the Corporation must deliver a certificate in writing to the holders of Registrable Shares to the effect that a delay in such sale is necessary because a sale pursuant to the Registration Statement in its then-current form without the addition of material, non-public information about the Corporation, could constitute a violation of the federal securities laws. Notwithstanding the foregoing, the Corporation will ensure that in any event the holders of Registrable Shares shall have at least 15 business days (prorated for partial quarters) available to sell Registrable Shares during each calendar quarter (or portion thereof) from the date the Registration Statement is declared effective until the expiration of the Registration Effective Period.

    (b) DELIVERY OF PROSPECTUS. For any offer or sale of any of the Registrable Shares by a holder of Registrable Shares in a transaction that is not exempt under the Securities Act, the holder of Registrable Shares, in addition to complying with any other federal securities laws, shall deliver a copy of the final prospectus (or amendment of or supplement to such prospectus) of the Corporation covering the Registrable Shares in the form furnished to the holder of Registrable Shares by the Corporation to the purchaser of any of the Registrable Shares on or before the settlement date for the purchase of such Registrable Shares.

    (c) COPIES OF PROSPECTUSES. Subject to the provisions of this Section 11, when a holder of Registrable Shares is entitled to sell and gives notice of its intent to sell Registrable Shares pursuant to the Registration Statement, the Corporation shall, within 5 business days following the request, furnish to such holder of Registrable Shares a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Shares, such prospectus shall not as of the date of delivery to the holder of Registrable Shares include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing.

    12. NO REISSUANCE OF SERIES D STOCK. No share or shares of Series D Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares of Series D Stock shall be canceled, retired and eliminated from the shares of Series D Stock which the Corporation shall be authorized to issue. Any such shares of Series D Stock acquired by the Corporation shall have the status of authorized and unissued shares of Preferred Stock issuable in undesignated Series and may be redesignated and reissued in any series other than as Series D Stock.

    13. EXCLUSION OF OTHER RIGHTS. Except as may otherwise be required by law, shares of Series D Stock shall not have any voting powers, designations, preferences and rights, other than those specifically set forth herein (as may be amended from time to time) and in the Certificate of Incorporation.

    14. REGISTERED HOLDERS. A holder of Series D Stock registered on the Corporation's stock transfer books as the owner of shares of Series D Stock shall be treated as the owner of such shares for all purposes. All notices and all payments required to be mailed to a holder of shares of Series D Stock shall be mailed to such holder's registered address on the Corporation's stock transfer books, and all dividend and redemption payments to a holder of shares of Series D Stock made hereunder shall be deemed to be paid in compliance hereof on the date such payments are deposited into the mail addressed to such holder at his registered address on the Corporation's stock transfer books.

    15. HEADINGS OF SUBDIVISIONS. The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

    16. SEVERABILITY OF PROVISIONS. If any right, preference or limitation of the Series D Stock set forth herein (as may be amended) from time to time is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, such right, preference or limitation (including, without limitation, the dividend rate) shall be enforced to the maximum extent permitted by law and all other rights, preferences and limitations set forth herein (as so amended) which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

                 [Remainder of page intentionally left blank.]

    IN WITNESS WHEREOF, the undersigned has executed this Certificate of Designations this 16th day of February, 1999.

                                          7(TH) LEVEL, INC.

                                          By: /s/ Donald Schupak
                                          --------------------------------------
                                          Donald Schupak
                                          Chairman of the Board

                                                                       EXHIBIT B

                             1999 STOCK OPTION PLAN
                                       OF
                                7TH LEVEL, INC.

Section 1. PURPOSE OF THE PLAN

    The purpose of the 7(th) Level, Inc. 1999 Stock Option Plan (the "Plan") is to further the interests of 7(th) Level, Inc., a Delaware corporation (the "Company"), and its stockholders by providing long-term incentives to those officers and key employees of the Company and its Subsidiaries, if any, who are largely responsible for the management, growth and protection of the business of the Company and its Subsidiaries by granting them options to acquire the common stock, par value $.01 per share (the "Common Stock"), of the Company.

Section 2. DEFINITIONS

    For purposes of the Plan, the following terms shall be defined as set forth below:

    (a) "Change of Control" shall mean that (i) any "person" (as such term is defined within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than any person who as of the date hereof beneficially owns (as defined in Rule 13d-3 of the Exchange Act) directly or indirectly 10% or more of the Company's outstanding Common Stock or as of the date hereof is on, or has designated a member of, the Board of Directors of the Company (the "Board"), becomes a beneficial owner directly or indirectly of securities of the Company representing in excess of fifty percent (50%) of the Company's then outstanding securities having the right to vote for the election of directors, (ii) the Company shall have consummated the sale of all or substantially all of the assets of the Company, (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation (or other entity), other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; (iv) the stockholders of the Company approve a plan of complete liquidation of the Company; or (v) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds ( 2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended.

    (b) "Code" means the Internal Revenue Code of 1986, as amended.

    (c) A "Continuing Director" means, as of any date of determination, any member of the Board of the Company who (i) was a member of such Board on the effective date of the Plan or (ii) was nominated for election or elected to such Board with the affirmative vote of a majority of the continuing directors who were members of such Board at the time of such nomination or election.

    (d) "Fair Market Value" means, with the fair market value of Common Stock determined by such methods or procedures as shall be established from time to time by the Committee in good faith and in accordance with applicable law. Unless otherwise determined by the Committee, the Fair Market Value of Common Stock shall mean the mean of the high and low sales prices of Common Stock on the relevant date as reported on the stock exchange or market on which the Common Stock is primarily traded, or if no sale is made on such date, then the Fair Market Value is the weighted average of the mean of the high and low sales prices of the Common Stock on the next preceding day and the next succeeding day on which such sales were made, as reported on the stock exchange or market on which the Common Stock is primarily traded.

    (e) "ISO" means any Option designated as an incentive stock option within the meaning of Section 422 of the Code.

    (f) "Option" means a right granted to a Participant (as defined below) pursuant to Section 6(b) to purchase Common Stock at a specified price during specified time periods. An Option may be either an ISO or a nonstatutory Option (an Option not designated as an ISO).

    (g) "Option Agreement" shall mean the written agreement, instrument or document evidencing an Option.

    (h) "Subsidiary" shall mean any subsidiary corporation (within the meaning of Section 424(f) of the Code) of the Company.

Section 3. ADMINISTRATION OF THE PLAN

    The Plan shall be administered by the Compensation Committee of the Board (the "Committee"). No member of the Committee while serving as such shall be eligible for participation in the Plan. Any action of the Committee in administering the Plan shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, employees, Participants, persons claiming rights from or through Participants and stockholders of the Company.

    Subject to the provisions of the Plan, the Committee shall have full and final authority in its discretion (a) to select the officers and key employees who will receive Options pursuant to the Plan ("Participants"), (b) to determine the number of shares of Common Stock for which an Option will be granted and the terms and conditions of any Option granted under the Plan (including, but not limited to, restrictions as to transferability or forfeiture, exercisability or settlement of an Option and waivers or accelerations thereof, and waivers of, or modifications to, performance conditions relating to an Option, based in each case on such considerations as the Committee shall determine) and all other matters to be determined in connection with an Option; (c) to correct any defect or supply any omission or reconcile any inconsistency in the Plan, and to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan; and (d) to make all other determinations as it may deem necessary or advisable for the administration of the Plan. The Committee may delegate to officers or managers of the Company or any Subsidiary or to unaffiliated service providers the authority, subject to such terms as the Committee shall determine, to perform administrative functions and to perform such other functions as the Committee may determine, to the extent permitted under Rule 16b-3 of the Exchange Act, Section 162(m) of the Code and applicable law.

Section 4. PARTICIPATION IN THE PLAN

    Participants in the Plan shall be selected by the Committee from among the officers and key employees of the Company and its Subsidiaries.

Section 5. PLAN LIMITATIONS; SHARES SUBJECT TO THE PLAN

    Subject to the provisions of Section 8(a) hereof, the aggregate number of shares of Common Stock, available for issuance as Options under the Plan shall not exceed 5,000,000 shares.

    No Option may be granted if the number of shares to which such Option relates, when added to the number of shares previously issued under the Plan and the number of shares which may then be acquired pursuant to other outstanding, unexercised Options, exceeds the number of shares available for issuance pursuant to the Plan. If any shares subject to an Option are forfeited or such Option is settled in cash or otherwise terminates for any reason whatsoever without an actual distribution of shares to the Participant, any shares counted against the number of shares available for issuance pursuant to the Plan with respect to such Option shall, to the extent of any such forfeiture, settlement, or termination, again be available for Options under the Plan; provided, however, that the Committee may adopt procedures for the counting of shares relating to any Option to ensure appropriate counting, avoid double counting, and provide for adjustments in any case in which the number of shares actually distributed differs from the number of shares previously counted in connection with such Option.

    The maximum number of shares of Common Stock which may be granted as Options to any Participant in any calendar year shall not exceed 1,000,000 shares

Section 6. OPTION TERMS AND CONDITIONS

    (a) GENERAL. Options may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Option or the exercise thereof, at the date of grant or thereafter (subject to Section 8(a)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Options in the event of termination of employment by the Participant; provided, however, that the Committee shall retain full power to accelerate or waive any such additional term or condition as it may have previously imposed. All Options shall be evidenced by an Option Agreement.

    (b) OPTIONS. The Committee may grant Options to Participants on the following terms and conditions:

        (i) Exercise Price. The exercise price of each Option shall be determined by the Committee at the time the Option is granted, but (except as provided in Section 7(a)) the exercise price of any Option shall not be less than the Fair Market Value of the shares covered thereby at the time the Option is granted.

        (ii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, whether the exercise price shall be paid in cash or by the surrender at Fair Market Value of Common Stock, or by any combination of cash and shares of Common Stock, including, without limitation, cash, Common Stock, other Options, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis, such as through "cashless exercise" arrangements, to the extent permitted by applicable law), and the methods by which Common Stock will be delivered or deemed to be delivered to Participants.

        (iii) Incentive Stock Options. The terms of any Option granted under the Plan as an ISO shall comply in all respects with the provisions of Section 422 of the Code, including, but not limited to, the requirement that no ISO shall be granted more than ten years after the effective date of the Plan.

Section 7. ADDITIONAL PROVISIONS APPLICABLE TO OPTIONS

    (a) STAND-ALONE, ADDITIONAL, TANDEM, AND SUBSTITUTE OPTIONS. Options granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Option granted under the Plan or any option or other incentive granted under any other plan of the Company or any Subsidiary, or any business entity acquired by the Company or any Subsidiary, or any other right of a Participant to receive payment from the Company or any Subsidiary. If an Option is granted in substitution for another Option, the Committee shall require the surrender of such other Option in consideration for the grant of the new Option. Options granted in addition to, or in tandem with, other Options may be granted either as of the same time as, or a different time from, the grant of such other Options. The per share exercise price of any Option:

        (i) granted in substitution for an outstanding Option shall be not less than the lesser of (A) the Fair Market Value of a share of Common Stock at the date such substitute Option is granted or

    (B) such Fair Market Value at that date, reduced to reflect the Fair Market Value at that date of the Option required to be surrendered by the Participant as a condition to receipt of the substitute Option; or

        (ii) retroactively granted in tandem with an outstanding Option, shall not be less than the lesser of the Fair Market Value of a share of Common Stock at the date of grant of the later Option or at the date of grant of the earlier Option.

    (b) EXCHANGE AND BUY OUT PROVISIONS. The Committee may at any time offer to exchange or buy out any previously granted Option for a payment in cash, Common Stock, other Options (subject to Section 7(a)), or other property based on such terms and conditions as the Committee shall determine and communicate to a Participant at the time that such offer is made.

    (c) PERFORMANCE CONDITIONS. The right of a Participant to exercise any Option, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee.

    (d) TERM OF OPTIONS. The term of each Option shall, except as provided herein, be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any ISO exceed a period of ten years from the date of its grant (or such shorter period as may be applicable under Section 422 of the Code).

    (e) LOAN PROVISIONS. With the consent of the Committee, and subject at all times to laws and regulations and other binding obligations or provisions applicable to the Company, the Company may make, guarantee, or arrange for a loan or loans to a Participant with respect to the exercise of any Option or other payment in connection with any Option, including the payment by a Participant of any or all federal, state, or local income or other taxes due in connection with any Option. Subject to such limitations, the Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms, and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the borrower, the terms on which the loan is to be repaid and the conditions, if any, under which the loan or loans may be forgiven.

    (f) CHANGE OF CONTROL. In the event of a Change of Control of the Company, all Options granted under the Plan that are still outstanding and not yet vested or exercisable shall become immediately 100% vested in each Participant, as of the first date that the definition of Change of Control has been fulfilled, and shall be exercisable for the remaining duration of the Option. All Options that are exercisable as of the effective date of the Change of Control will remain exercisable for the remaining duration of the Option.

Section 8. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION; ACCELERATION IN CERTAIN EVENTS

    In the event that the Committee shall determine that any stock dividend, recapitalization, forward split or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or share exchange, or other similar corporate transaction or event, affects the Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Common Stock which may thereafter be issued in connection with Options, (ii) the number and kind of shares of Common Stock issuable in respect of outstanding Options, (iii) the aggregate number and kind of shares of Common Stock available under the Plan, and (iv) the exercise price relating to any Option or, if deemed appropriate, make provision for a cash payment with respect to any outstanding Option; provided, however, in each case, that no adjustment shall be made which would cause the Plan to violate Section 422(b)(1) of the Code with respect to ISOs or would adversely affect the status of any Option as "performance-based compensation" under Section 162(m) of the Code.

Section 9. GENERAL PROVISIONS

    (a) Changes to the Plan and Options. The Board may amend, alter, suspend, discontinue, or terminate the Plan or the Committee's authority to grant Options under the Plan without the consent of the Company's stockholders or Participants, except that any such amendment, alteration, suspension, discontinuation, or termination shall be subject to the approval of the Company's stockholders within one year after such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Common Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to the stockholders for approval; provided, however, that without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation, or termination of the Plan may materially and adversely affect the rights of such Participant under any Option theretofore granted and any Option Agreement relating thereto. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any Option theretofore granted and any Option Agreement relating thereto; provided, however, that without the consent of an affected Participant, no such amendment, alteration, suspension, discontinuation, or termination of any Option may materially and adversely affect the rights of such Participant under such Option.

    The foregoing notwithstanding, any performance condition specified in connection with an Option shall not be deemed a fixed contractual term, but shall remain subject to adjustment by the Committee, in its discretion at any time in view of the Committee's assessment of the Company's strategy, performance of comparable companies, and other circumstances, except to the extent that any such adjustment to a performance condition would adversely affect the status of any Option as "performance-based compensation" under
Section 162(m) of the Code.

    Notwithstanding the foregoing, unless approved by the stockholders of the Company, no amendment will: (i) change the class of persons eligible to receive Options; (ii) materially increase the benefits accruing to Participants under the Plan, or (iii) increase the number of shares of Common Stock subject to the Plan.

    (b) NO RIGHT TO OPTION OR EMPLOYMENT. No employee or other person shall have any claim or right to receive an Option under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or any Subsidiary.

    (c) TAXES. The Company or any Subsidiary is authorized to withhold from any payment relating to the exercise of an Option under the Plan, including from any payroll or other payment to a Participant amounts of withholding and other taxes due in connection with any transaction involving an Option, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Option. This authority shall include authority to withhold or receive Common Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations.

    (d) LIMITS ON TRANSFERABILITY; BENEFICIARIES. No Option or other right or interest of a Participant under the Plan shall be pledged, encumbered, or hypothecated to, or in favor of, or subject to any lien, obligation, or liability of such Participants to, any party, other than the Company or any Subsidiary, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution, and such Options and rights shall be exercisable during the lifetime of the Participant only by the Participant or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may, in its discretion, provide that Options (other than an Option which is an ISO) be transferable, without consideration, to immediate family members (I.E., children, grandchildren or spouse), to trusts for the benefit of such immediate family members and to partnerships in which such family members are the only partners. The Committee may attach to such transferability feature such terms and conditions as it deems advisable.

    (e) NO RIGHTS TO OPTIONS; NO STOCKHOLDER RIGHTS. No Participant shall have any claim to be granted any Option under the Plan, and there is no obligation for uniformity of treatment of Participants. No Option shall confer on any Participant any of the rights of a stockholder of the Company unless and until Common Stock is duly issued or transferred to the Participant in accordance with the terms of the Option.

    (f) DISCRETION. In exercising, or declining to exercise, any grant of authority or discretion hereunder, the Committee may consider or ignore such factors or circumstances and may accord such weight to such factors and circumstances as the Committee alone and in its sole judgment deems appropriate and without regard to the affect such exercise, or declining to exercise such grant of authority or discretion, would have upon the affected Participant, any other Participant, any employee, the Company, any Subsidiary, any stockholder or any other person.

    (g) EFFECTIVE DATE. The effective date of the Plan is June 1, 1999.

                                                                       EXHIBIT C

            SECOND AMENDED AND RESTATED INCENTIVE STOCK OPTION PLAN
                                       OF
                                7TH LEVEL, INC.

Section 1. PURPOSE OF THE PLAN

    The purpose of the 7(th) Level, Inc. Second Amended and Restated Incentive Stock Option Plan (the "Plan") is to further the interests of 7(th) Level, Inc., a Delaware corporation (the "Company"), and its stockholders by providing long-term incentives to those officers and key employees of the Company and its Subsidiaries, if any, who are largely responsible for the management, growth and protection of the business of the Company and its Subsidiaries by granting them options to acquire the common stock, par value $.01 per share (the "Common Stock"), of the Company.

Section 2. DEFINITIONS

    For purposes of the Plan, the following terms shall be defined as set forth below:

    (a) "Change of Control" shall mean that (i) any "person" (as such term is defined within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than any person who as of the date hereof beneficially owns (as defined in Rule 13d-3 of the Exchange Act) directly or indirectly 10% or more of the Company's outstanding Common Stock or as of the date hereof is on, or has designated a member of, the Board of Directors of the Company (the "Board"), becomes a beneficial owner directly or indirectly of securities of the Company representing in excess of fifty percent (50%) of the Company's then outstanding securities having the right to vote for the election of directors, (ii) the Company shall have consummated the sale of all or substantially all of the assets of the Company, (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation (or other entity), other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; (iv) the stockholders of the Company approve a plan of complete liquidation of the Company; or (v) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds ( 2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended.

    (b) "Code" means the Internal Revenue Code of 1986, as amended.

    (c) A "Continuing Director" means, as of any date of determination, any member of the Board of the Company who (i) was a member of such Board on the effective date of the Plan or (ii) was nominated for election or elected to such Board with the affirmative vote of a majority of the continuing directors who were members of such Board at the time of such nomination or election.

    (d) "Fair Market Value" means, with the fair market value of Common Stock determined by such methods or procedures as shall be established from time to time by the Committee in good faith and in accordance with applicable law. Unless otherwise determined by the Committee, the Fair Market Value of Common Stock shall mean the mean of the high and low sales prices of Common Stock on the relevant date as reported on the stock exchange or market on which the Common Stock is primarily traded, or if no sale is made on such date, then the Fair Market Value is the weighted average of the mean of the high and low sales prices of the Common Stock on the next preceding day and the next succeeding day on which such sales were made, as reported on the stock exchange or market on which the Common Stock is primarily traded.

    (e) "ISO" means any Option designated as an incentive stock option within the meaning of Section 422 of the Code.

    (f) "Option" means a right granted to a Participant (as defined below) pursuant to Section 6(b) to purchase Common Stock at a specified price during specified time periods. An Option may be either an ISO or a nonstatutory Option (an Option not designated as an ISO).

    (g) "Option Agreement" shall mean the written agreement, instrument or document evidencing an Option.

    (h) "Subsidiary" shall mean any subsidiary corporation (within the meaning of Section 424(f) of the Code) of the Company.

Section 3. ADMINISTRATION OF THE PLAN

    The Plan shall be administered by the Compensation Committee of the Board (the "Committee"). No member of the Committee while serving as such shall be eligible for participation in the Plan. Any action of the Committee in administering the Plan shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, employees, Participants, persons claiming rights from or through Participants and stockholders of the Company.

    Subject to the provisions of the Plan, the Committee shall have full and final authority in its discretion (a) to select the officers and key employees who will receive Options pursuant to the Plan ("Participants"), (b) to determine the number of shares of Common Stock for which an Option will be granted and the terms and conditions of any Option granted under the Plan (including, but not limited to, restrictions as to transferability or forfeiture, exercisability or settlement of an Option and waivers or accelerations thereof, and waivers of, or modifications to, performance conditions relating to an Option, based in each case on such considerations as the Committee shall determine) and all other matters to be determined in connection with an Option; (c) to correct any defect or supply any omission or reconcile any inconsistency in the Plan, and to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan; and (d) to make all other determinations as it may deem necessary or advisable for the administration of the Plan. The Committee may delegate to officers or managers of the Company or any Subsidiary or to unaffiliated service providers the authority, subject to such terms as the Committee shall determine, to perform administrative functions and to perform such other functions as the Committee may determine, to the extent permitted under Rule 16b-3 of the Exchange Act, Section 162(m) of the Code and applicable law.

Section 4. PARTICIPATION IN THE PLAN

    Participants in the Plan shall be selected by the Committee from among the officers and key employees of the Company and its Subsidiaries.

Section 5. PLAN LIMITATIONS; SHARES SUBJECT TO THE PLAN

    Subject to the provisions of Section 8(a) hereof, the aggregate number of shares of Common Stock, available for issuance as Options under the Plan shall not exceed 3,200,000 shares.

    No Option may be granted if the number of shares to which such Option relates, when added to the number of shares previously issued under the Plan and the number of shares which may then be acquired pursuant to other outstanding, unexercised Options, exceeds the number of shares available for issuance pursuant to the Plan. If any shares subject to an Option are forfeited or such Option is settled in cash or otherwise terminates for any reason whatsoever without an actual distribution of shares to the Participant, any shares counted against the number of shares available for issuance pursuant to the Plan with respect to such Option shall, to the extent of any such forfeiture, settlement, or termination, again be available for Options under the Plan; provided, however, that the Committee may adopt procedures for the counting of shares relating to any Option to ensure appropriate counting, avoid double counting, and provide for adjustments in any case in which the number of shares actually distributed differs from the number of shares previously counted in connection with such Option.

    The maximum number of shares of Common Stock which may be granted as Options to any Participant in any calendar year shall not exceed 1,000,000 shares.

Section 6. OPTION TERMS AND CONDITIONS

    (a) GENERAL. Options may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Option or the exercise thereof, at the date of grant or thereafter (subject to Section 8(a)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Options in the event of termination of employment by the Participant; provided, however, that the Committee shall retain full power to accelerate or waive any such additional term or condition as it may have previously imposed. All Options shall be evidenced by an Option Agreement.

    (b) OPTIONS. The Committee may grant Options to Participants on the following terms and conditions:

        (i) Exercise Price. The exercise price of each Option shall be determined by the Committee at the time the Option is granted, but (except as provided in Section 7(a)) the exercise price of any Option shall not be less than the Fair Market Value of the shares covered thereby at the time the Option is granted.

        (ii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, whether the exercise price shall be paid in cash or by the surrender at Fair Market Value of Common Stock, or by any combination of cash and shares of Common Stock, including, without limitation, cash, Common Stock, other Options, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis, such as through "cashless exercise" arrangements, to the extent permitted by applicable law), and the methods by which Common Stock will be delivered or deemed to be delivered to Participants.

        (iii) Incentive Stock Options. The terms of any Option granted under the Plan as an ISO shall comply in all respects with the provisions of Section 422 of the Code, including, but not limited to, the requirement that no ISO shall be granted more than ten years after the effective date of the Plan.

Section 7. ADDITIONAL PROVISIONS APPLICABLE TO OPTIONS

    (a) STAND-ALONE, ADDITIONAL, TANDEM, AND SUBSTITUTE OPTIONS. Options granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Option granted under the Plan or any option or other incentive granted under any other plan of the Company or any Subsidiary, or any business entity acquired by the Company or any Subsidiary, or any other right of a Participant to receive payment from the Company or any Subsidiary. If an Option is granted in substitution for another Option, the Committee shall require the surrender of such other Option in consideration for the grant of the new Option. Options granted in addition to, or in tandem with, other Options may be granted either as of the same time as, or a different time from, the grant of such other Options. The per share exercise price of any Option:

        (i) granted in substitution for an outstanding Option shall be not less than the lesser of (A) the Fair Market Value of a share of Common Stock at the date such substitute Option is granted or

    (B) such Fair Market Value at that date, reduced to reflect the Fair Market Value at that date of the Option required to be surrendered by the Participant as a condition to receipt of the substitute Option; or

        (ii) retroactively granted in tandem with an outstanding Option, shall not be less than the lesser of the Fair Market Value of a share of Common Stock at the date of grant of the later Option or at the date of grant of the earlier Option.

    (b) EXCHANGE AND BUY OUT PROVISIONS. The Committee may at any time offer to exchange or buy out any previously granted Option for a payment in cash, Common Stock, other Options (subject to Section 7(a)), or other property based on such terms and conditions as the Committee shall determine and communicate to a Participant at the time that such offer is made.

    (c) PERFORMANCE CONDITIONS. The right of a Participant to exercise any Option, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee.

    (d) TERM OF OPTIONS. The term of each Option shall, except as provided herein, be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any ISO exceed a period of ten years from the date of its grant (or such shorter period as may be applicable under Section 422 of the Code).

    (e) LOAN PROVISIONS. With the consent of the Committee, and subject at all times to laws and regulations and other binding obligations or provisions applicable to the Company, the Company may make, guarantee, or arrange for a loan or loans to a Participant with respect to the exercise of any Option or other payment in connection with any Option, including the payment by a Participant of any or all federal, state, or local income or other taxes due in connection with any Option. Subject to such limitations, the Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms, and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the borrower, the terms on which the loan is to be repaid and the conditions, if any, under which the loan or loans may be forgiven.

    (f) CHANGE OF CONTROL. In the event of a Change of Control of the Company, all Options granted under the Plan that are still outstanding and not yet vested or exercisable shall become immediately 100% vested in each Participant, as of the first date that the definition of Change of Control has been fulfilled, and shall be exercisable for the remaining duration of the Option. All Options that are exercisable as of the effective date of the Change of Control will remain exercisable for the remaining duration of the Option.

Section 8. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION; ACCELERATION IN CERTAIN EVENTS

    In the event that the Committee shall determine that any stock dividend, recapitalization, forward split or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or share exchange, or other similar corporate transaction or event, affects the Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Common Stock which may thereafter be issued in connection with Options, (ii) the number and kind of shares of Common Stock issuable in respect of outstanding Options, (iii) the aggregate number and kind of shares of Common Stock available under the Plan, and (iv) the exercise price relating to any Option or, if deemed appropriate, make provision for a cash payment with respect to any outstanding Option; provided, however, in each case, that no adjustment shall be made which would cause the Plan to violate Section 422(b)(1) of the Code with respect to ISOs or would adversely affect the status of any Option as "performance-based compensation" under Section 162(m) of the Code.

Section 9. GENERAL PROVISIONS

    (a) CHANGES TO THE PLAN AND OPTIONS. The Board may amend, alter, suspend, discontinue, or terminate the Plan or the Committee's authority to grant Options under the Plan without the consent of the Company's stockholders or Participants, except that any such amendment, alteration, suspension, discontinuation, or termination shall be subject to the approval of the Company's stockholders within one year after such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Common Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to the stockholders for approval; provided, however, that without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation, or termination of the Plan may materially and adversely affect the rights of such Participant under any Option theretofore granted and any Option Agreement relating thereto. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any Option theretofore granted and any Option Agreement relating thereto; provided, however, that without the consent of an affected Participant, no such amendment, alteration, suspension, discontinuation, or termination of any Option may materially and adversely affect the rights of such Participant under such Option.

    The foregoing notwithstanding, any performance condition specified in connection with an Option shall not be deemed a fixed contractual term, but shall remain subject to adjustment by the Committee, in its discretion at any time in view of the Committee's assessment of the Company's strategy, performance of comparable companies, and other circumstances, except to the extent that any such adjustment to a performance condition would adversely affect the status of any Option as "performance-based compensation" under
Section 162(m) of the Code.

    Notwithstanding the foregoing, unless approved by the stockholders of the Company, no amendment will: (i) change the class of persons eligible to receive Options; (ii) materially increase the benefits accruing to Participants under the Plan, or (iii) increase the number of shares of Common Stock subject to the Plan.

    (b) NO RIGHT TO OPTION OR EMPLOYMENT. No employee or other person shall have any claim or right to receive an Option under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or any Subsidiary.

    (c) TAXES. The Company or any Subsidiary is authorized to withhold from any payment relating to the exercise of an Option under the Plan, including from any payroll or other payment to a Participant amounts of withholding and other taxes due in connection with any transaction involving an Option, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Option. This authority shall include authority to withhold or receive Common Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations.

    (d) LIMITS ON TRANSFERABILITY; BENEFICIARIES. No Option or other right or interest of a Participant under the Plan shall be pledged, encumbered, or hypothecated to, or in favor of, or subject to any lien, obligation, or liability of such Participants to, any party, other than the Company or any Subsidiary, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution, and such Options and rights shall be exercisable during the lifetime of the Participant only by the Participant or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may, in its discretion, provide that Options (other than an Option which is an ISO) be transferable, without consideration, to immediate family members (i.e., children, grandchildren or spouse), to trusts for the benefit of such immediate family members and to partnerships in which such family members are the only partners. The Committee may attach to such transferability feature such terms and conditions as it deems advisable.

    (e) NO RIGHTS TO OPTIONS; NO STOCKHOLDER RIGHTS. No Participant shall have any claim to be granted any Option under the Plan, and there is no obligation for uniformity of treatment of Participants. No Option shall confer on any Participant any of the rights of a stockholder of the Company unless and until Common Stock is duly issued or transferred to the Participant in accordance with the terms of the Option.

    (f) DISCRETION. In exercising, or declining to exercise, any grant of authority or discretion hereunder, the Committee may consider or ignore such factors or circumstances and may accord such weight to such factors and circumstances as the Committee alone and in its sole judgment deems appropriate and without regard to the affect such exercise, or declining to exercise such grant of authority or discretion, would have upon the affected Participant, any other Participant, any employee, the Company, any Subsidiary, any stockholder or any other person.

    (g) EFFECTIVE DATE. The effective date of the Plan is June 1, 1999.

PROXY                                                   SERIES D PREFERRED STOCK

                                7TH LEVEL, INC.
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             OF THE CORPORATION FOR ANNUAL MEETING OF STOCKHOLDERS
                                 JUNE   , 1999

    The undersigned hereby constitutes and appoints DONALD SCHUPAK and STEPHEN
P. GOTT, and each of them, with full power of substitution, attorneys and proxies to represent and to vote all of the shares of Series D Preferred Stock, par value $.01 per share, of 7TH LEVEL, INC. that the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, at the Annual Meeting of the Stockholders of 7TH LEVEL, INC., to be held at the offices of 7TH LEVEL, INC., 925 Westchester Avenue, White Plains,
New York 10604, on June   , 1999 at 11:00 o'clock a.m., local time, and at any
adjournment thereof, on all matters coming before said meeting:

1. ELECTION OF DIRECTORS. NOMINEES: DONALD SCHUPAK, ROBERT ALAN EZRIN, MERV ADELSON, JAMES A. CANNAVINO, STEPHEN P. GOTT AND JASON R. ROBERTS.
     (MARK ONLY ONE OF THE FOLLOWING BOXES.)

     / / VOTE FOR ALL NOMINEES LISTED ABOVE, EXCEPT VOTE WITHHELD AS TO THE FOLLOWING NOMINEES (IF ANY):
         ----------------------------------------------------------------------
     / /  VOTE WITHHELD FROM ALL NOMINEES.

2. PROPOSAL TO AMEND THE CORPORATION'S RESTATED CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE CORPORATION TO 7TH STREET.COM, INC.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

3. PROPOSAL TO ISSUE SHARES OF THE CORPORATION'S COMMON STOCK UPON THE CONVERSION OF THE SERIES D STOCK AND UPON THE EXERCISE OF STOCK OPTIONS AND WARRANTS EXERCISABLE FOR THE SERIES D STOCK.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

4.   PROPOSAL TO APPROVE THE CORPORATION'S 1999 STOCK OPTION PLAN.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

5. PROPOSAL TO AMEND THE CORPORATION'S AMENDED AND RESTATED INCENTIVE STOCK OPTION PLAN TO CONFORM WITH THE TERMS AND CONDITIONS OF THE CORPORATION'S 1999 STOCK OPTION PLAN.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

6. IN THEIR DISCRETION, UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED (i) FOR THE ELECTION AS DIRECTORS OF THE NOMINEES OF THE BOARD OF DIRECTORS, (ii) FOR THE PROPOSAL TO AMEND THE CORPORATION'S RESTATED CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE CORPORATION TO 7TH STREET.COM, INC.,
(iii) FOR THE PROPOSAL TO ISSUE THE CORPORATION'S COMMON STOCK UPON THE CONVERSION OF THE SERIES D STOCK AND UPON THE EXERCISE OF STOCK OPTIONS AND WARRANTS EXERCISABLE FOR THE SERIES D STOCK, (iv) FOR THE PROPOSAL TO APPROVE THE CORPORATION'S AMENDED AND RESTATED INCENTIVE STOCK OPTION PLAN TO CONFORM WITH THE TERMS AND CONDITIONS OF THE CORPORATION'S 1999 STOCK OPTION PLAN.

    The undersigned acknowledges receipt of the accompanying Proxy Statement dated June , 1999.
                                          DATED __________________________, 1999
                                          ______________________________________
                                          ______________________________________
                                               Signature of Stockholder(s)

                                          (When signing as attorney, trustee,
                                          executor, administrator, guardian,
                                          corporate officer, etc., please give
                                          full title. If more than one trustee,
                                          all should sign. Joint owners must
                                          each sign.)

                                          Please date and sign exactly as name
                                          appears on your stock certificate.

                                          I plan / /  I do not plan / /  to
                                          attend the Special Meeting.

PROXY                                                               COMMON STOCK

                                7TH LEVEL, INC.
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             OF THE CORPORATION FOR ANNUAL MEETING OF STOCKHOLDERS
                                 JUNE   , 1999

    The undersigned hereby constitutes and appoints DONALD SCHUPAK and STEPHEN
P. GOTT, and each of them, with full power of substitution, attorneys and proxies to represent and to vote all of the shares of common stock, par value $.01 per share, of 7TH LEVEL, INC. that the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, at the Annual Meeting of the Stockholders of 7TH LEVEL, INC., to be held at the offices of 7TH LEVEL, INC., 925 Westchester Avenue, White Plains, New York
10604, on June   , 1999 at 11:00 o'clock a.m., local time, and at any
adjournment thereof, on all matters coming before said meeting:

1. ELECTION OF DIRECTORS. NOMINEES: DONALD SCHUPAK, ROBERT ALAN EZRIN, MERV ADELSON, JAMES A. CANNAVINO, STEPHEN P. GOTT AND JASON R. ROBERTS.
     (MARK ONLY ONE OF THE FOLLOWING BOXES.)

     / / VOTE FOR ALL NOMINEES LISTED ABOVE, EXCEPT VOTE WITHHELD AS TO THE FOLLOWING NOMINEES (IF ANY):
         ----------------------------------------------------------------------
     / /  VOTE WITHHELD FROM ALL NOMINEES.

2. PROPOSAL TO AMEND THE CORPORATION'S RESTATED CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE CORPORATION TO 7TH STREET.COM, INC.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

3. PROPOSAL TO ISSUE SHARES OF THE CORPORATION'S COMMON STOCK UPON THE CONVERSION OF THE SERIES D STOCK AND UPON THE EXERCISE OF STOCK OPTIONS AND WARRANTS EXERCISABLE FOR THE SERIES D STOCK.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

4.   PROPOSAL TO APPROVE THE CORPORATION'S 1999 STOCK OPTION PLAN.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

5. PROPOSAL TO AMEND THE CORPORATION'S AMENDED AND RESTATED INCENTIVE STOCK OPTION PLAN TO CONFORM WITH THE TERMS AND CONDITIONS OF THE CORPORATION'S 1999 STOCK OPTION PLAN.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

6. IN THEIR DISCRETION, UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED (i) FOR THE ELECTION AS DIRECTORS OF THE NOMINEES OF THE BOARD OF DIRECTORS, (ii) FOR THE PROPOSAL TO AMEND THE CORPORATION'S RESTATED CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE CORPORATION TO 7TH STREET.COM, INC.,
(iii) FOR THE PROPOSAL TO ISSUE THE CORPORATION'S COMMON STOCK UPON THE CONVERSION OF THE SERIES D STOCK AND UPON THE EXERCISE OF STOCK OPTIONS AND WARRANTS EXERCISABLE FOR THE SERIES D STOCK, (iv) FOR THE PROPOSAL TO APPROVE THE CORPORATION'S AMENDED AND RESTATED INCENTIVE STOCK OPTION PLAN TO CONFORM WITH THE TERMS AND CONDITIONS OF THE CORPORATION'S 1999 STOCK OPTION PLAN.

    The undersigned acknowledges receipt of the accompanying Proxy Statement dated June , 1999.
                                          Dated __________________________, 1999
                                          ______________________________________
                                          ______________________________________
                                               Signature of Stockholder(s)

(When signing as attorney, trustee, executor, administrator, guardian, corporate officer, etc., please give full title. If more than one trustee, all should sign. Joint owners must each sign.)

Please date and sign exactly as name appears your stock certificate.

I plan / /  I do not plan / /  to attend the Special Meeting.